        As filed with the Securities and Exchange Commission on March 24, 1999

                       Registration Nos. 33-51268 and 811-7134

                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM N-4


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Pre-Effective Amendment No.                                             [ ]
                                 -----
     Post-Effective Amendment No.  12                                        [X]
                                 -----

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No.  13                                                       [X]
                  -----


                           (Check appropriate box or boxes)

               Separate Account II of Integrity Life Insurance Company
                              (Exact Name of Registrant)

                           Integrity Life Insurance Company
                                 (Name of Depositor)


                     515 West Market Street, Louisville, KY 40202
          (Address of Depositor's Principal Executive Offices)  (Zip Code)
         Depositor's Telephone Number, including Area Code  (502) 582-7900

                                   Kevin L. Howard
                           Integrity Life Insurance Company
                                515 West Market Street
                             Louisville, Kentucky  40202
                       (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon after the effective date of this Registration Statement as is practicable.

It is proposed that this filing will become effective (check appropriate box)

    / /  immediately upon filing pursuant to paragraph (b) of Rule 485

    /X/  on (May 1, 1999) pursuant to paragraph (b) of Rule 485

    / /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

    / /  on (date) pursuant to paragraph (a)(1) of Rule 485

    / /  75 days after filing pursuant to paragraph (a)(2) of Rule 485

    / /  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

    /X/ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
                                      PINNACLE
                         FLEXIBLE PREMIUM VARIABLE ANNUITY
                     issued by INTEGRITY LIFE INSURANCE COMPANY



This prospectus describes a flexible premium variable annuity contracts offered by Integrity Life Insurance Company, a subsidiary of ARM Financial Group, Inc.
(ARM). The contracts provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. Two separate accounts, Separate Account II and Separate Account Ten, fund the Variable Annuity contracts. You may allocate contributions to various available investment divisions of the Separate Accounts, called Variable Account Options, or to our Fixed Accounts, or both. The Variable Account Options and Fixed Accounts are together referred to as INVESTMENT OPTIONS.


Your contributions to the Variable Account Options of Separate Account II are invested in shares of the Portfolios of the following mutual funds: BT
Insurance Funds Trust; Fidelity's Variable Insurance Products Fund (VIP), Fidelity's Variable Insurance Products Fund II (VIP II), and Fidelity's
Variable Insurance Products Fund III (VIP III), trust funds of the Fidelity Investments-Registered Trademark- group of companies; The Legends Fund, Inc.; Janus Aspen Series; J.P. Morgan Series Trust II; and Morgan Stanley Dean Witter Universal Funds, Inc. The prospectuses for the Portfolios describe their investment objectives, policies and risks. Contributions to the Variable Account Options of Separate Account Ten are allocated to its Select Ten Plus Divisions, which invest directly in securities. The value of your contributions to the Variable Account Options reflects the performance of the Portfolios and/or the Select Ten Plus Divisions. There are 27 Variable Account Options available under the Separate Accounts:


     BT FUNDS TRUST
     --------------
     EAFE-Registered Trademark- Equity Index Fund
     Equity 500 Index Fund
     Small Cap Index Fund


     JANUS ASPEN SERIES
     ------------------
     Janus Aspen Capital Appreciation Portfolio
     Janus Aspen Balanced Portfolio
     Janus Aspen Worldwide Growth Portfolio
     Janus Aspen Money Market Portfolio


     LEGENDS FUND
     ------------
     Harris Bretall Sullivan & Smith Equity Growth Portfolio
     Zweig Asset Allocation Portfolio
     Zweig Equity (Small Cap) Portfolio
     Scudder Kemper Value Portfolio


     FIDELITY'S VIP FUNDS
     --------------------
     VIP Equity-Income Portfolio
     VIP II Contrafund Portfolio
     VIP III Growth & Income Portfolio
     VIP III Growth Opportunities Portfolio
     VIP Growth Portfolio
     VIP III Mid Cap Portfolio


     J.P. MORGAN SERIES TRUST II
     ---------------------------
     J.P. Morgan International Opportunities Portfolio
     J.P. Morgan Bond Portfolio


     MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS
     Morgan Stanley Asian Equity Portfolio
     Morgan Stanley Emerging Markets Debt Portfolio
     Morgan Stanley High Yield Portfolio
     Morgan Stanley U.S. Real Estate Portfolio


     SELECT TEN PLUS DIVISIONS
     -------------------------
     Select Ten Plus Division March
     Select Ten Plus Division June
     Select Ten Plus Division September
     Select Ten Plus Division December

WE CAN'T GUARANTEE THAT THE JANUS MONEY MARKET PORTFOLIO WILL MEET ITS INVESTMENT GOAL OR BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

Part I of this prospectus describes the contract and provides background information about the Separate Accounts. Part II of this prospectus (beginning on page 37) provides information about the investment activities and operations of the Select Ten Plus Divisions, including their investment policies.

We offer Guaranteed Rate Options (GROs) and a Systematic Transfer Option (STO), together referred to as FIXED ACCOUNTS. The money you put into a GRO earns a fixed interest rate that we declare at the beginning of the duration you select. A MARKET VALUE ADJUSTMENT will be made for withdrawals, surrenders, transfers and certain other transactions made before your GRO Account expires. However, your value under a GRO Account can't be decreased below an amount equal to your contribution plus interest compounded at an annual effective rate of 3% (MINIMUM VALUE). Withdrawal charges and an annual administrative charge may apply, and may invade principal. Your allocation to the STO earns a fixed interest rate that we declare each calendar quarter, guaranteed never to be less than an effective annual yield of 3%. YOU MUST TRANSFER ALL CONTRIBUTIONS YOU MAKE TO THE STO INTO OTHER INVESTMENT OPTIONS WITHIN ONE YEAR OF CONTRIBUTION ON A MONTHLY OR QUARTERLY BASIS.

This prospectus contains information about the contracts that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference. This prospectus isn't valid unless provided with the current Portfolio prospectuses, which you should also read.

For further information and assistance, contact our Administrative Office at Integrity Life Insurance Company, P.O. Box 740074, Louisville, Kentucky 40201-0074. Our express mail address is Integrity Life Insurance Company, 515 West Market Street, Louisville, Kentucky 40202-3319. You may also call the following toll-free number: 1-800-325-8583.

Registration statements relating to the contracts, which include a Statement of Additional Information dated May 1, 1999, have been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A free copy of the SAI is available by writing to or calling our Administrative Office. A table of contents for the SAI is found in Appendix C.

*NOTE: CONTRACTS ISSUED IN THE STATE OF OREGON WILL BE SINGLE PREMIUM VARIABLE ANNUITIES RATHER THAN FLEXIBLE PREMIUM VARIABLE ANNUITIES. ALL REFERENCES TO FLEXIBLE CONTRIBUTIONS ARE SINGLE CONTRIBUTIONS FOR OREGON.

THE CONTRACTS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY ANY BANK, NOR ARE THEY INSURED BY THE FDIC. THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE CONTRACTS OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SEC MAINTAINS A WEBSITE, WWW.SEC.GOV, THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION AS WELL AS ANY MATERIAL INCORPORATED BY REFERENCE RELATING TO THIS PROSPECTUS.

The date of this Prospectus is May 1, 1999.

                                 TABLE OF CONTENTS

PART I                                                                    PAGE

SECTION 1 - SUMMARY
Your Variable Annuity Contract . . . . . . . . . . . . . . . . . . . . . . .
Your Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Your Contract is Taxed . . . . . . . . . . . . . . . . . . . . . . . . .
Your Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Your Investment Options. . . . . . . . . . . . . . . . . . . . . . . . . . .
Variable Account Options . . . . . . . . . . . . . . . . . . . . . . . . . .
Account Value, Adjusted Account Value and Cash Value . . . . . . . . . . . .
Transfers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Charges and Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Withdrawals. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Your Initial Right to Revoke . . . . . . . . . . . . . . . . . . . . . . . .
Risk/Return Summary:  Investments and Risks. . . . . . . . . . . . . . . . .
Year 2000. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Glossary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Table of Annual Fees and Expenses. . . . . . . . . . . . . . . . . . . . . .
Examples . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

SECTION 2 - INTEGRITY AND THE SEPARATE ACCOUNTS

Integrity Life Insurance Company . . . . . . . . . . . . . . . . . . . . . .
The Separate Accounts and the Variable Account Options . . . . . . . . . . .
Assets of Our Separate Accounts. . . . . . . . . . . . . . . . . . . . . . .
Changes In How We Operate. . . . . . . . . . . . . . . . . . . . . . . . . .

SECTION 3 - YOUR INVESTMENT OPTIONS

The Legends Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
BT Insurance Funds Trust . . . . . . . . . . . . . . . . . . . . . . . . . .
Fidelity's Variable Insurance Products Funds . . . . . . . . . . . . . . . .
Janus Aspen Series . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
J.P. Morgan Series Trust II. . . . . . . . . . . . . . . . . . . . . . . . .
Morgan Stanley Dean Witter Universal Funds, Inc. . . . . . . . . . . . . . .
Divisions of Separate Account Ten. . . . . . . . . . . . . . . . . . . . . .
Fixed Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
   Guaranteed Rate Options . . . . . . . . . . . . . . . . . . . . . . . . .
      Renewals of GRO Accounts . . . . . . . . . . . . . . . . . . . . . . .
      Market Value Adjustments . . . . . . . . . . . . . . . . . . . . . . .
   Systematic Transfer Option. . . . . . . . . . . . . . . . . . . . . . . .

SECTION 4 - DEDUCTIONS AND CHARGES

Separate Account Charges . . . . . . . . . . . . . . . . . . . . . . . . . .
Annual Administrative Charge . . . . . . . . . . . . . . . . . . . . . . . .
Portfolio and Division Charges . . . . . . . . . . . . . . . . . . . . . . .
Reduction or Elimination of Separate Account or Administrative Charges . . .
State Premium Tax Deduction. . . . . . . . . . . . . . . . . . . . . . . . .
Contingent Withdrawal Charge . . . . . . . . . . . . . . . . . . . . . . . .
Reduction or Elimination of the Contingent Withdrawal Charge . . . . . . . .
Transfer Charge. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Hardship Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Tax Reserve. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


                                          2

SECTION 5 - TERMS OF YOUR VARIABLE ANNUITY

Contributions Under Your Contract. . . . . . . . . . . . . . . . . . . . . .
Your Account Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Your Purchase of Units in Our Separate Accounts. . . . . . . . . . . . . . .
How We Determine Unit Value. . . . . . . . . . . . . . . . . . . . . . . . .
Transfers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Withdrawals. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Assignments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Death Benefits and Similar Benefit Distributions . . . . . . . . . . . . . .
Annuity Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Annuities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Annuity Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Timing of Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How You Make Requests and Give Instructions. . . . . . . . . . . . . . . . .

SECTION 6 - VOTING RIGHTS

Portfolio Voting Rights. . . . . . . . . . . . . . . . . . . . . . . . . . .
How We Determine Your Voting Units . . . . . . . . . . . . . . . . . . . . .
How Portfolio Shares Are Voted . . . . . . . . . . . . . . . . . . . . . . .
How Separate Account Ten Interests Are Voted . . . . . . . . . . . . . . . .
Separate Account Voting Rights . . . . . . . . . . . . . . . . . . . . . . .

SECTION 7 - TAX ASPECTS OF THE CONTRACTS

Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Your Contract is an Annuity. . . . . . . . . . . . . . . . . . . . . . . . .
Taxation of Annuities Generally. . . . . . . . . . . . . . . . . . . . . . .
Distribution-at-Death Rules. . . . . . . . . . . . . . . . . . . . . . . . .
Diversification Standards. . . . . . . . . . . . . . . . . . . . . . . . . .
Tax-Favored Retirement Programs. . . . . . . . . . . . . . . . . . . . . . .
Federal and State Income Tax Withholding . . . . . . . . . . . . . . . . . .
Impact of Taxes on Integrity . . . . . . . . . . . . . . . . . . . . . . . .
Transfers Among Investment Options . . . . . . . . . . . . . . . . . . . . .

SECTION 8 - ADDITIONAL INFORMATION

Systematic Withdrawals . . . . . . . . . . . . . . . . . . . . . . . . . . .
Income Plus Withdrawal Program . . . . . . . . . . . . . . . . . . . . . . .
Dollar Cost Averaging. . . . . . . . . . . . . . . . . . . . . . . . . . . .
Systematic Transfer Program. . . . . . . . . . . . . . . . . . . . . . . . .
Customized Asset Rebalancing . . . . . . . . . . . . . . . . . . . . . . . .
Callan Asset Allocation and Rebalancing Program. . . . . . . . . . . . . . .
Systematic Contributions . . . . . . . . . . . . . . . . . . . . . . . . . .
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . . .

SECTION 9 - PRIOR CONTRACTS

Death Benefit Information for Contacts Issued Before January 1, 1997 . . . .
Reduction in Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Contingent Withdrawal Charge . . . . . . . . . . . . . . . . . . . . . . . .
Retirement Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Contracts Issued to Oregon Residents . . . . . . . . . . . . . . . . . . . .
Callan Asset Allocation and Rebalancing Program. . . . . . . . . . . . . . .
Hardship Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


                                          3

PART II - THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN

SECTION 1 - INVESTMENT OBJECTIVE, STRATEGY AND RISK FACTORS

The Divisions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Investment Objective . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Investment Strategy. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Dow Jones Industrial Average . . . . . . . . . . . . . . . . . . . . . . . .
Risk Factors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

SECTION 2 - PERFORMANCE INFORMATION

Comparison of Total Return . . . . . . . . . . . . . . . . . . . . . . . . .
Performance History of the Dogs of the Dow Strategy. . . . . . . . . . . . .

SECTION 3 - CONTRACTHOLDER INFORMATION

Pricing of Units . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Dividends and Distributions. . . . . . . . . . . . . . . . . . . . . . . . .

SECTION 4 - MANAGEMENT

The Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . .
The Sub-Adviser. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

APPENDIX A  - FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNTS. . . . . . . .
APPENDIX B - ILLUSTRATION OF A MARKET VALUE ADJUSTMENT . . . . . . . . . . .
APPENDIX C - TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION. . . .


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

PART I

SECTION I - SUMMARY


YOUR VARIABLE ANNUITY CONTRACT

When this prospectus uses the terms "we," "our" and "us," it means Integrity Life Insurance Company. When it uses the terms "you" and "your" it means the Annuitant, who is the person upon whose life the annuity benefit and the death benefit are based. That person is usually the Owner of the contract. If the Annuitant doesn't own the contract, the Owner has all the rights under the contract until annuity payments begin. If there are Joint Owners, they share the contract rights and any changes or transactions must be signed by both of them. The death of the first Joint Owner to die will determine the timing of distribution.


If you want to invest for retirement by buying a Pinnacle Variable Annuity contract, complete a Customer Profile form (unless your state requires an application) and send it to us along with at least the minimum initial contribution. Because the premium is flexible, your future contributions can be any amount you choose, as long as it's above the minimum required contribution, discussed below.


The latest your endowment or "retirement" date can be is your 98th birthday, unless your state law requires it to be a different date, or unless you specify an earlier date.


YOUR BENEFITS

Your contract has an Account Value, an annuity benefit and a death benefit. These benefits are described in more detail below.

Your benefits under the annuity contract may be controlled by the usual tax rules for annuities, including deferral of taxes on your investment growth until you actually make a withdrawal. You should read Part I, Section 7, "Tax Aspects of the Contracts" for more information, and possibly consult a tax adviser. The contract can also provide your benefits under tax-favored retirement programs, which may be subject to special eligibility and contribution rules.


HOW YOUR CONTRACT IS TAXED

Under the current tax laws, any increases in the value of your contributions won't be considered part of your taxable income until you make a withdrawal. However, most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty on the taxable portion of the amounts withdrawn.


YOUR CONTRIBUTIONS

The minimum initial contribution is $1,000 ($3,000 in South Carolina and Pennsylvania). Contributions after your initial one can be as little as $100. Some tax-favored retirement plans allow smaller contributions. For more details on contribution requirements, see Part I, Section 5, "Contributions Under Your Contract."


YOUR INVESTMENT OPTIONS

You may have your contributions placed in the Variable Account Options or in the Fixed Accounts, or place part of your contributions in each of them. The Variable Account Options and Fixed Accounts are together referred to as the INVESTMENT OPTIONS. You may have money in as many as nine different Investment Options at any one time. See "Contributions Under Your Contract" in Part I,
Section 5. The effective dates of contributions to the Select Ten Plus Divisions are subject to special rules. See "Investment Strategy" in Part II,
Section 1. To select Investment Options that most closely reflect your investment goals, see "Your Investment Options" in Part I, Section 3.


VARIABLE ACCOUNT OPTIONS

Each of the Variable Account Options, except the Select Ten Plus Divisions, invests in shares of an investment portfolio of a mutual fund. Each investment portfolio is referred to as a PORTFOLIO. The investment goals of each Variable Account Option are the same as the Portfolio in which it's invested. For example, if your investment goal is to save money for retirement, you might choose a GROWTH oriented Variable Account Option, which invests in a GROWTH Portfolio. Your value in a Variable Account Option will vary with the performance of the corresponding Portfolio. For a full description of each Portfolio, see that Portfolio's prospectus and Statement of Additional Information. The Select Ten Plus Divisions invest directly in securities. For a full description of the Select Ten Plus Divisions, see Part II.


ACCOUNT VALUE, ADJUSTED ACCOUNT VALUE AND CASH VALUE

Your ACCOUNT VALUE consists of the values of your Fixed Accounts and Variable Account Options added together. Your ADJUSTED ACCOUNT VALUE is your Account Value increased or decreased by any MARKET VALUE ADJUSTMENT. Your Account Value can never be decreased below the Minimum Value. You'll find a discussion of Market Value Adjustment in the Guaranteed Rate Options paragraph of Part I,
Section 3, "Your Investment Options." Your Cash Value is your ADJUSTED ACCOUNT VALUE reduced by any withdrawal charges or pro rata annual administrative charges that may apply. Fees and charges are discussed in more detail in the "Charges and Fees" section below.


TRANSFERS

You may transfer all or any part of your Account Value among the Investment Options, although there are some restrictions that apply. You can find these under "Transfers" in Part I, Section 5. Any transfer must be for at least $250 and may be arranged through our telephone transfer service. Transfers may also be made among certain Investment Options under the following special programs:
(i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, (iii) Callan Asset Allocation and Rebalancing, or (iv) transfer of your STO contributions. All of these programs are discussed in Part I, Section 8. If you make more than twelve transfers between your Investment Options in one contract year, your account can be charged up to $20 for each transfer.


CHARGES AND FEES

If your Account Value is less than $50,000 as of the last day of any contract year before your Retirement Date, an annual administrative expense charge of $30 is deducted from your Account. A daily charge equal to an annual fee of 1.35% is deducted from the Account Value of each of your Variable Account Options to cover mortality and expense risks (1.20%) and certain administrative expenses (.15%). The charges will never be greater than this. For more information about the account charges, see Part I, Section 4, "Deductions and Charges."


Investment management fees and other expenses are deducted from Separate Account Ten and from amounts Separate Account II invests in the Portfolios. The advisory fees of a Portfolio or Division can't be increased without the consent of its shareholders. See "Table of Annual Fees and Expenses" below. For a discussion about the fees of various investment advisers and sub-advisers of the Portfolios, see the Portfolio prospectuses. For a discussion about the fees of investment adviser and sub-adviser of the Divisions, see Part II, Section 4.


WITHDRAWALS

You may make any number of withdrawals as often as you wish. Each withdrawal must be for at least $300. You may withdraw up to 10% of your Account Value each year with no withdrawal charges. After the first 10%, there will be a charge for any withdrawals you make, based upon the length of time your money has been in your account. See Part I, Section 4, "Contingent Withdrawal Charge" and Part I, Section 5, "Withdrawals."


YOUR INITIAL RIGHT TO REVOKE

You can cancel your contract within ten days after you receive it by returning it to our Administrative Office. We will extend the ten-day period as required by law in some states. If you cancel your contract, we'll return your entire contribution, with adjustments made for any investment gain or loss experienced by the Variable Account Options from the date you purchased it until the date we receive your cancelled contract, along with any charges deducted. If your state requires, upon cancellation we'll return your contribution without any adjustments. We'll return the amount of any contribution to the Guaranteed Rate Option upon cancellation.

RISK/RETURN SUMMARY: INVESTMENTS AND RISKS


VARIABLE ANNUITY INVESTMENT GOALS

The investment goals of the Pinnacle Flexible Premium Variable Annuity are protecting your investment, building for retirement and providing future income. We strive to achieve these goals through extensive portfolio diversification and superior portfolio management.


RISKS

An investment in any of the Variable Account Options carries with it certain risks, including the risk that the value of your investment will decline and you could lose money. This could happen if one of the issuers of the stocks becomes financially impaired or if the stock market as a whole declines. Because most of the Variable Account Options are in common stocks, there's also the inherent risk that holders of common stock generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer.


The Select Ten Plus Divisions are non-diversified, which means that they invest a large amount of their assets in a very small number of issuers. As a result, an investment in a Division may experience greater fluctuations in value than an investment in a diversified Variable Account Option. In addition, a Division may be concentrated in one or more market sectors. Concentration may involve addition risk because of the decreased diversification of economic, financial and market risks.


There are certain risks that are specific to certain industries or market sectors. Examples of this are industries that are highly regulated and could experience declines due to burdensome regulations, and industries such as the tobacco industry that are the subject of lawsuits and governmental scrutiny. Some issuers of stock refine, market and transport oil and related petroleum products. These companies face the risks of price and availability of oil, the level of demand for the products, refinery capacity and operating costs, the cost of financing the exploration for oil and the increasing expenses necessary to comply with environmental and other energy related regulations. Declining U.S. crude oil production is likely to lead to increased dependence on foreign sources of oil and to uncertain supply for refiners and the risk of unpredictable supply disruptions. In addition, future scientific advances with new energy sources could have a negative impact on the petroleum and natural gas industries.


For a complete discussion of the risks associated with an investment in any particular Portfolio, see the prospectus of that Portfolio. For a complete discussion of the risks associated with an investment in the Divisions, see Part II of this prospectus.


YEAR 2000

Many computer programs are written so that only the last two digits of the year are read. Because of this, many computer systems will read the year 2000 as 1900. This could cause many programs to malfunction. We are evaluating, on an ongoing basis, our computer systems and the systems of other companies on which we rely, to determine if they'll function properly, and make the transition from 1999 to 2000 smoothly. These activities are designed to ensure that there is no adverse effect on our business operations. While we've been working very hard to make sure that this process will be problem-free, we can't guarantee that there won't be some Year 2000 problems experienced by our systems and we can't make any representations or guarantees that the outside sources on which we rely will be ready to make a smooth transition to Year 2000 with their systems.

GLOSSARY


ACCOUNT VALUE - the value of your contract, which consists of the values of your Fixed Accounts and Variable Account Options added together.


ADJUSTED ACCOUNT VALUE - your Account Value increased or decreased by any Market Value Adjustment made to your GRO Account.


ANNUITANT - the person upon whose life an annuity benefit and death benefit are based.


ANNUITY PAYMENT - one of a series of payments made if you choose to annuitize your contract.


ARM - ARM Financial Group, Inc.


BUSINESS DAY - any day that the New York Stock Exchange is open.


CASH VALUE - your Adjusted Account Value reduced by any withdrawal charges and/or any pro rata annual administrative charges that may apply.


CONTRACT - your variable annuity contract.


DIVISION - an investment division of the Select Ten Plus Divisions. There are four Divisions: the Select Ten Plus Division - March, June, September and December.


ENHANCED RATE - a higher rate of interest we may declare for the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period.


FIXED ACCOUNTS - Guaranteed Rate Options and the Systematic Transfer Option.


GRO - Guaranteed Rate Option, which offer durations of three, five, seven and ten years and lock in a fixed annual effective interest rate.


GRO VALUE - the value of a GRO Account. The GRO Value at the expiration of a GRO Account, assuming you haven't withdrawn or transferred any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate.


GUARANTEE PERIOD - the duration of your GRO Account.


GUARANTEED INTEREST RATE - a fixed annual effective interest rate that we declare for the duration of your GRO Account.


INVESTMENT OPTIONS - Variable Account Options and Fixed Accounts, collectively.


MARKET VALUE ADJUSTMENT ("MVA")- an upward or downward adjustment (never below the Minimum Value) made to the value of your GRO Account if you make an early withdrawal or early transfer.


MINIMUM VALUE - an amount equal to your net allocation to a GRO Account, less prior withdrawals (and associated charges) accumulated at 3% interest annually, less company charges.


NON-DIVERSIFIED - a "non-diversified" portfolio may invest a larger portion of its assets in the securities of fewer issuers than could a diversified portfolio.


OWNER ("You," "Your") - the person who owns the contract, and is usually the annuitant. Includes any person named as Joint Owner.


PORTFOLIO - an investment portfolio of a mutual fund in which Separate Account II invests its assets.


RETIREMENT DATE - the date you elect annuity payments to begin. The Retirement Date can't be later than your 98th birthday, or earlier if required by law.

SEPARATE ACCOUNTS - Separate Account II and Separate Account Ten of Integrity Life Insurance Company. Each Separate Account consists of assets that are segregated by Integrity and invested in Variable Account Options.


STO - Systematic Transfer Option - our STO provides a guaranteed interest rate; contributions to the STO must be transferred into other Investment Options within one year of your most recent STO contribution.


UNIT - a measure of your ownership interest in a Variable Account Option.


UNIT VALUE - the value of each unit calculated on any Business Day.


VARIABLE ACCOUNT OPTIONS - the various investment options available to you under the contract, consisting of the Divisions and the Portfolios. The value of your contract will reflect the investment performance of the Variable Account Options you choose.


WE, OUR AND US - Integrity Life Insurance Company, a subsidiary of ARM Financial Group, Inc.

TABLE OF ANNUAL FEES AND EXPENSES


Contract Owner Transaction Expenses
-----------------------------------
   Sales Load on Purchases . . . . . . . . . . . . . . . . . . . . . . . . . .$0
   Deferred Sales Load (as a percentage of contributions) (1). . . . .8% Maximum
   Exchange Fee (2). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .$0

Annual Administrative Charge
----------------------------

   Annual Administrative Charge* . . . . . . . . . . . . . . . . . . . . . . $30
   * This charge applies only if the Account Value is less than $50,000 at the end of any contract year before your Retirement Date. See "Annual
     Administrative Charge" in Part I, Section 4.

Annual Expenses of the Separate Accounts
(as a percentage of average account value) (3)
----------------------------------------------

   Mortality and Expense Risk Charge . . . . . . . . . . . . . . . . . . . 1.20%
   Administrative Expenses . . . . . . . . . . . . . . . . . . . . . . . .  .15%
                                                                           -----
   Total Separate Account Annual Expenses. . . . . . . . . . . . . . . . . 1.35%
                                                                           -----
                                                                           -----



Portfolio Annual Expenses after Waivers/Reimbursements
(as a percentage of average net assets)
---------------------------------------


                                                                Management         Other          Total Annual
Portfolio                                                          Fees           Expenses          Expenses
---------                                                          ----           --------          --------
EAFE-Registered Trademark- Equity Index. . . . . . . . . . . . . . 0.45% (4)       0.20% (4)         0.65% (4)
Equity 500 Index . . . . . . . . . . . . . . . . . . . . . . . . . 0.20% (4)       0.10% (4)         0.30% (4)
Small Cap Index. . . . . . . . . . . . . . . . . . . . . . . . . . 0.35% (4)       0.10% (4)         0.45% (4)
VIP Equity-Income. . . . . . . . . . . . . . . . . . . . . . . . . 0.49%           0.08%             0.57% (5)
VIP II Contrafund. . . . . . . . . . . . . . . . . . . . . . . . . 0.59%           0.07%             0.66% (5)
VIP III Growth & Income. . . . . . . . . . . . . . . . . . . . . . 0.49%           0.11%             0.60% (5)
VIP III Growth Opportunities . . . . . . . . . . . . . . . . . . . 0.59%           0.11%             0.70% (5)
VIP Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.59%           0.16% (6)         0.75% (5)
VIP III Mid Cap. . . . . . . . . . . . . . . . . . . . . . . . . . 0.56%           0.54% (6)         1.10% (7)
Harris Bretall Sullivan & Smith Equity Growth. . . . . . . . . . . 0.65%           0.30%             0.95% (8)
Scudder Kemper Value . . . . . . . . . . . . . . . . . . . . . . . 0.65%           0.29%             0.94% (8)
Zweig Asset Allocation . . . . . . . . . . . . . . . . . . . . . . 0.90%           0.28%             1.18% (8)
Zweig Equity (Small Cap) . . . . . . . . . . . . . . . . . . . . . 1.05%           0.47%             1.52% (8)
Janus Aspen Capital Appreciation . . . . . . . . . . . . . . . . . 0.70% (9)       0.22% (9)         0.92% (9)
Janus Aspen Balanced . . . . . . . . . . . . . . . . . . . . . . . 0.72% (9)       0.02% (9)         0.74% (9)
Janus Aspen Worldwide Growth . . . . . . . . . . . . . . . . . . . 0.65% (9)       0.07% (9)         0.72% (9)
Janus Aspen Money Market . . . . . . . . . . . . . . . . . . . . . 0.25% (9)       0.09% (9)         0.34% (9)
J.P. Morgan International Opportunities. . . . . . . . . . . . . . 0.60%           0.60% (10)        1.20% (10)
J.P. Morgan Bond . . . . . . . . . . . . . . . . . . . . . . . . . 0.30%           0.45% (10)        0.75% (10)
Morgan Stanley Asian Equity. . . . . . . . . . . . . . . . . . . . 0.00% (11)      1.21% (11)        1.21% (11)
Morgan Stanley Emerging Markets Debt . . . . . . . . . . . . . . . 0.27% (11)      1.25% (11)        1.52% (11)
Morgan Stanley High Yield. . . . . . . . . . . . . . . . . . . . . 0.15% (11)      0.65% (11)        0.80% (11)
Morgan Stanley U.S. Real Estate. . . . . . . . . . . . . . . . . . 0.17% (11)      0.93% (11)        1.10% (11)

Division Annual Expenses after Reimbursement
(as a percentage of average net assets)
---------------------------------------


                                          Management Fees(12)         Other Expenses(13)     Total Annual Expenses(13)
                                          ------------------          ------------------     -------------------------
Select Ten Plus Division March                 .50%                          .35%                     .85%
Select Ten Plus Division June                  .50%                          .35%                     .85%
Select Ten Plus Division September             .50%                          .35%                     .85%
Select Ten Plus Division December              .50%                          .35%                     .85%


-------------------------

(1) See  "Deductions and Charges - Contingent Withdrawal Charge" in Part I,
Section 4. You may make a partial withdrawal of up to 10% of the Account Value in any contract year minus withdrawals during the current contract year, without incurring a withdrawal charge.


(2) After the first twelve transfers during a contract year, we can charge a transfer fee of $20 for each transfer. This charge doesn't apply to transfers made for dollar cost averaging, customized asset rebalancing, asset allocation and rebalancing, or systematic transfers. See "Deductions and Charges - Transfer Charge" in Part I, Section 4.


(3) See "Deductions and Charges - Separate Account Charges" in Part I, Section
4.


(4) Under the Advisory Agreement with Bankers Trust, the Portfolios will pay advisory fees at the following annual percentage rates of the average daily net assets of each Portfolio: 0.45% for the EAFE Equity Index Fund, 0.20% for the Equity 500 Index Fund and 0.35% for the Small Cap Index Fund. These fees are accrued daily and paid monthly. Bankers Trust has voluntarily undertaken to waive its fees and to reimburse the Portfolios for certain expenses so that the EAFE Equity Index Fund, Equity 500 Index Fund and Small Cap Index Fund total operating expenses will not exceed 0.65%, 0.30% and 0.45%, respectively. Without the waiver and reimbursement, annualized total expense ratios for the year ended December 31, 1998 would have been as follows: 1.66% for the EAFE Equity Index Fund, 1.19% for the Equity 500 Index Fund and 1.58% for the Small Cap Index Fund.


(5) Part of the brokerage commissions that certain of Fidelity's VIP Funds pay was used to reduce the Portfolios' expenses. In addition, certain Portfolios, or FMR on behalf of certain Portfolios, have arranged with their custodian to use uninvested cash balances to reduce custodian expenses. Without these reductions, the total operating expenses presented in the table would have been
 .58% for VIP Equity-Income Portfolio, .68% for VIP Growth Portfolio, .70% for VIP II Contrafund Portfolio, .80% for VIP III Growth Opportunities Portfolio, and .61% for VIP III Growth and Income Portfolio.


(6) The "Other Expenses" reflect the payment of 0.10% pursuant to a Rule 12b-1 Plan adopted by the underlying Mutual Funds.


(7) The investment adviser agreed to reimburse part of the expenses for the VIP III Mid Cap Portfolio during the period. Without this reimbursement, the management fee, other expenses and total expenses would have been .56%, 115.40% and 115.96% respectively for the VIP III Mid Cap Portfolio.


(8) Integrity Capital Advisors has agreed to reimburse each of the Legends Fund Portfolios for operating expenses (excluding management fees) above an annual rate of .50% of average net assets for all Portfolios of the Legends Fund. Without reimbursements, total annual expenses for the Portfolio's fiscal year ended June 30, 1998 would have been 1.56% for the Zweig Equity (Small Cap) Portfolio. Integrity Capital Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios, but doesn't intend to do so during 1999. In the Legends Fund's prospectus, see "Management of the Fund."


(9) The fees and expenses in the table above are based on gross expenses after expense offset arrangements for the fiscal year ended December 31, 1998. Fee reductions for the Janus Aspen Balanced, Janus Aspen Capital Appreciation and Janus Aspen Worldwide Growth Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without waivers or reductions, the Management Fee, Other Expenses, and Total Annual Expenses would have been .67%, .07%, and .74% for

Worldwide Growth Portfolio and .75%, .22% and .97% for Capital Appreciation Portfolio. Janus may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Trustees.


(10) The information in this table has been restated to reflect a voluntary agreement by Morgan Guaranty Trust Company of New York, an affiliate of JPMIM, to reimburse the Trust to the extent certain expenses in any fiscal year exceed 1.20% of the average daily net assets of J.P. Morgan International Opportunities Portfolio and .75% of the average daily net assets of J.P. Morgan Bond Portfolio. Without this agreement, the Other Expenses and Total Annual Expenses for the fiscal year ended December 31, 1998 would have been as follows: 2.66% and 3.26% for the International Opportunities Portfolio, and 0.72% and 1.02% for the Bond Portfolio.


(11) The Portfolios' expenses were voluntarily waived and reimbursed by the Portfolios' investment advisers. Without the waiver and/or reimbursement, the Management Fee, Other Expenses and Total Annual Expenses for the fiscal year ended December 31, 1998 would have been as follows: .80%, 2.00% and 2.80% for the Asian Equity Portfolio; .80%, 1.25% and 2.05% for the Emerging Markets Debt Portfolio; .50%, 0.65% and 1.15% for the High Yield Portfolio; and .80%, 0.93% and 1.73% for the U.S. Real Estate Portfolio. MSDW Investment Management or Miller Anderson & Sherrerd may modify or terminate the waivers or reductions at any time.


(12) Integrity Capital Advisors will pay a portion of its Management Fee to National Asset for its services under a sub-advisory agreement at an annual rate of .10% of the Divisions' average daily net assets up to $100 million and .05% of the Divisions' average daily net assets in excess of $100 million. Integrity Capital Advisors has guaranteed it will pay National Asset a minimum sub-advisory fee of $25,000 during the Divisions' first year of operations.


(13) Integrity Capital Advisors has agreed to reimburse each Division for operating expenses (excluding management fees) above an annual rate of .35% of each Division's average net assets. Without that reimbursement, Integrity Capital Advisors estimates that operating expenses would be approximately 4.20%. Integrity Capital Advisors reserves the right to withdraw or modify its policy of expense reimbursement for the Divisions, but doesn't intend to do so during 1999.

EXAMPLES

The examples below show the expenses charged to the Annuitant per $1,000 investment, assuming a $60,000 average contract value and a 5% annual rate of return on assets.


CUMULATIVE EXPENSES PER $1,000 INVESTMENT IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:

Portfolio                                                                      1 Year        3 Years        5 Years        10 Years
---------                                                                      ------        -------        -------        --------
EAFE-Registered Trademark- Equity Index. . . . . . . . . . . . . . . .        $100.99        $124.75        $150.98        $238.35
Equity 500 Index . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 97.41        $113.87        $132.66        $200.80
Small Cap Index. . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 98.94        $118.54        $140.54        $217.06
VIP Equity-Income. . . . . . . . . . . . . . . . . . . . . . . . . . .        $100.17        $122.27        $146.82        $229.88
VIP II Contrafund. . . . . . . . . . . . . . . . . . . . . . . . . . .        $101.10        $125.06        $151.50        $239.40
VIP III Growth & Income. . . . . . . . . . . . . . . . . . . . . . . .        $100.48        $123.20        $148.38        $233.07
VIP III Growth Opportunities . . . . . . . . . . . . . . . . . . . . .        $101.51        $126.30        $153.57        $243.61
VIP Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $102.02        $127.84        $156.16        $248.84
VIP III Mid Cap. . . . . . . . . . . . . . . . . . . . . . . . . . . .        $105.61        $138.62        $174.14        $284.71
Harris Bretall Sullivan & Smith Equity Growth. . . . . . . . . . . . .        $104.07        $134.01        $166.47        $269.49
Scudder Kemper Value . . . . . . . . . . . . . . . . . . . . . . . . .        $103.97        $133.70        $165.95        $268.47
Zweig Asset Allocation . . . . . . . . . . . . . . . . . . . . . . . .        $106.42        $141.07        $178.21        $292.73
Zweig Equity (Small Cap) . . . . . . . . . . . . . . . . . . . . . . .        $109.91        $151.44        $195.35        $326.10
Janus Aspen Capital Appreciation . . . . . . . . . . . . . . . . . . .        $103.76        $133.09        $164.93        $266.42
Janus Aspen Balanced . . . . . . . . . . . . . . . . . . . . . . . . .        $101.92        $127.53        $155.65        $247.79
Janus Aspen Worldwide Growth . . . . . . . . . . . . . . . . . . . . .        $101.71        $126.92        $154.61        $245.70
Janus Aspen Money Market . . . . . . . . . . . . . . . . . . . . . . .        $ 97.82        $115.12        $134.76        $205.16
J.P. Morgan International Opportunities  . . . . . . . . . . . . . . .        $106.63        $141.68        $179.22        $294.73
J.P. Morgan Bond . . . . . . . . . . . . . . . . . . . . . . . . . . .        $102.02        $127.84        $156.16        $248.84
Morgan Stanley Asian Equity. . . . . . . . . . . . . . . . . . . . . .        $106.73        $141.99        $179.73        $295.72
Morgan Stanley Emerging Markets Debt . . . . . . . . . . . . . . . . .        $109.91        $151.44        $195.35        $326.10
Morgan Stanley High Yield  . . . . . . . . . . . . . . . . . . . . . .        $102.53        $129.39        $158.75        $254.04
Morgan Stanley U.S. Real Estate. . . . . . . . . . . . . . . . . . . .        $105.61        $138.62        $174.14        $284.71
Select Ten Plus Division March . . . . . . . . . . . . . . . . . . . .        $103.04        $130.93        $161.33        $259.22
Select Ten Plus Division June. . . . . . . . . . . . . . . . . . . . .        $103.04        $130.93        $161.33        $259.22
Select Ten Plus Division September . . . . . . . . . . . . . . . . . .        $103.04        $130.93        $161.33        $259.22
Select Ten Plus Division December. . . . . . . . . . . . . . . . . . .        $103.04        $130.93        $161.33        $259.22

CUMULATIVE EXPENSES PER $1,000 INVESTMENT IF YOU ELECT THE NORMAL FORM OF ANNUITY OR DON'T SURRENDER YOUR CONTRACT AT THE END OF THE SPECIFIED PERIOD (I.E., NO DEFERRED SALES LOAD CHARGED):


Portfolio                                                                      1 Year         3 Years       5 Years        10 Years
---------                                                                      ------         -------       -------        --------
EAFE-Registered Trademark- Equity Index. . . . . . . . . . . . . . . .         $20.99         $64.75        $110.98        $238.35
Equity 500 Index . . . . . . . . . . . . . . . . . . . . . . . . . . .         $17.41         $53.87        $ 92.66        $200.80
Small Cap Index. . . . . . . . . . . . . . . . . . . . . . . . . . . .         $18.94         $58.54        $100.54        $217.06
VIP Equity-Income. . . . . . . . . . . . . . . . . . . . . . . . . . .         $20.17         $62.27        $106.82        $229.88
VIP II Contrafund. . . . . . . . . . . . . . . . . . . . . . . . . . .         $21.10         $65.06        $111.50        $239.40
VIP III Growth & Income. . . . . . . . . . . . . . . . . . . . . . . .         $20.48         $63.20        $108.38        $233.07
VIP III Growth Opportunities . . . . . . . . . . . . . . . . . . . . .         $21.51         $66.30        $113.57        $243.61
VIP Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $22.02         $67.84        $116.16        $248.84
VIP III Mid Cap. . . . . . . . . . . . . . . . . . . . . . . . . . . .         $25.61         $78.62        $134.14        $284.71
Harris Bretall Sullivan & Smith Equity Growth. . . . . . . . . . . . .         $24.07         $74.01        $126.47        $269.49
Scudder Kemper Value . . . . . . . . . . . . . . . . . . . . . . . . .         $23.97         $73.70        $125.95        $268.47
Zweig Asset Allocation . . . . . . . . . . . . . . . . . . . . . . . .         $26.42         $81.07        $138.21        $292.73
Zweig Equity (Small Cap) . . . . . . . . . . . . . . . . . . . . . . .         $29.91         $91.44        $155.35        $326.10
Janus Aspen Capital Appreciation . . . . . . . . . . . . . . . . . . .         $23.76         $73.09        $124.93        $266.42
Janus Aspen Balanced . . . . . . . . . . . . . . . . . . . . . . . . .         $21.92         $67.53        $115.65        $247.79
Janus Aspen Worldwide Growth . . . . . . . . . . . . . . . . . . . . .         $21.71         $66.92        $114.61        $245.70
Janus Aspen Money Market . . . . . . . . . . . . . . . . . . . . . . .         $17.82         $55.12        $ 94.76        $205.16
J.P. Morgan International Opportunities. . . . . . . . . . . . . . . .         $26.63         $81.68        $139.22        $294.73
J.P. Morgan Bond . . . . . . . . . . . . . . . . . . . . . . . . . . .         $22.02         $67.84        $116.16        $248.84
Morgan Stanley Asian Equity. . . . . . . . . . . . . . . . . . . . . .         $26.73         $81.99        $139.73        $295.72
Morgan Stanley Emerging Markets Debt . . . . . . . . . . . . . . . . .         $29.91         $91.44        $155.35        $326.10
Morgan Stanley High Yield. . . . . . . . . . . . . . . . . . . . . . .         $22.53         $69.39        $118.75        $254.04
Morgan Stanley U.S. Real Estate. . . . . . . . . . . . . . . . . . . .         $25.61         $78.62        $134.14        $284.71
Select Ten Plus Division March . . . . . . . . . . . . . . . . . . . .         $23.04         $70.93        $121.33        $259.22
Select Ten Plus Division June. . . . . . . . . . . . . . . . . . . . .         $23.04         $70.93        $121.33        $259.22
Select Ten Plus Division September . . . . . . . . . . . . . . . . . .         $23.04         $70.93        $121.33        $259.22
Select Ten Plus Division December. . . . . . . . . . . . . . . . . . .         $23.04         $70.93        $121.33        $259.22



These examples assume the current charges that are borne by the Separate Accounts, and the investment management fees and other expenses of the Portfolios and the Divisions as they were for their most recent fiscal years or estimated expenses (after reimbursement), if applicable. ACTUAL PORTFOLIO/DIVISION EXPENSES MAY BE GREATER OR LESS THAN THOSE ON WHICH THESE EXAMPLES WERE BASED. The annual rate of return assumed in the examples isn't an estimate or guarantee of future investment performance. The table also assumes an estimated $60,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.50. The per $1,000 charge would be higher for smaller Account Values and lower for higher values.


The above table and examples are shown only to increase your understanding of the various costs and expenses that apply to your contract, directly or indirectly. These tables show expenses of the Separate Accounts as well as those of the Portfolios and the Divisions. Premium taxes at the time of payout also may be applicable.


CONDENSED FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNTS IS PROVIDED IN APPENDIX A.

SECTION 2 - INTEGRITY AND THE SEPARATE ACCOUNTS

INTEGRITY LIFE INSURANCE COMPANY

Integrity is a stock life insurance company organized under the laws of Ohio. Our principal executive offices are located in Louisville, Kentucky. We are authorized to sell life insurance and annuities in 47 states and the District of Columbia. We sell flexible premium annuities with underlying investment options, fixed single premium annuity contracts and flexible premium annuity contracts offering both traditional fixed guaranteed interest rates along with fixed equity indexed options. In addition to issuing annuity products, we provide administrative and investment support for products designed, underwritten and sold by other insurance companies.


Integrity is a subsidiary of ARM, which specializes in providing retail and institutional customers with products and services designed for long-term savings and retirement planning. ARM is a publicly traded company listed on the New York Stock Exchange under the symbol "ARM." At December 31, 1998, ARM had $9.9 billion of assets under management.


THE SEPARATE ACCOUNTS AND THE VARIABLE ACCOUNT OPTIONS

Under your contract, you may allocate contributions to our Separate Accounts or to our Fixed Accounts or both. Separate Account II is comprised of all of the Variable Account Options other than the Select Ten Plus Divisions. Separate Account Ten is comprised of the Select Ten Plus Divisions. The Separate Accounts are established and maintained under the insurance laws of the State of Ohio.


Separate Account II was established in 1992 and is a unit investment trust, which is a type of investment company, registered with the Securities and Exchange Commission (SEC). SEC registration doesn't mean that the SEC is involved in any way in supervising the management or investment policies of Separate Account II. Each of Separate Account II's Variable Account Options invests in shares of a corresponding Portfolio. We may establish additional Investment Options from time to time. The Variable Account Options currently available are listed in Section 3, "Your Investment Options."


Separate Account Ten was established in 1998 and is registered with the SEC as a management investment company. Registration with the SEC doesn't involve any supervision by the SEC of the management or investment policies or practices of Separate Account Ten. The Divisions invest directly in securities according to their investment objective and policies.


ASSETS OF OUR SEPARATE ACCOUNTS

Under Ohio law, we own the assets of our Separate Accounts and use them to support the variable portion of yours and other variable annuity contracts. Annuitants under other variable annuity contracts participate in the Separate Accounts in proportion to the amounts in their contracts. We can't use the Separate Accounts' assets supporting the variable portion of these contracts to satisfy liabilities arising out of any of our other businesses. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operation of another Option.

Income, gains and losses, whether realized or unrealized, from assets allocated to the Separate Accounts are credited to or charged against the Separate Accounts without regard to our other income, gains or losses. We may allow charges owed to us to stay in the Separate Accounts, and thus can participate proportionately in the Separate Accounts. Amounts in the Separate Accounts greater than reserves and other liabilities belong to us, and we may transfer them to our general account.


CHANGES IN HOW WE OPERATE

We may change how we or our Separate Accounts operate, subject to your approval when required by the Investment Company Act of 1940 (1940 ACT) or other applicable law or regulation. We'll notify you if any changes result in a material change in the underlying investments of a Variable Account Option. WE
MAY:

     - add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate Accounts, or withdraw assets relating to your contract from one Option and put them into another;
     - register or end the registration of the Separate Accounts under the 1940 Act;
     - operate our Separate Accounts under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of Integrity under the 1940 Act);
     - restrict or eliminate any voting rights of Owners or others who have voting rights that affect our Separate Accounts;
     - cause one or more Options to invest in a mutual fund other than or in addition to the Portfolios;
     - operate our Separate Accounts or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we'll rely on our own or outside counsel for advice.


SECTION 3 - YOUR INVESTMENT OPTIONS

Management fees and other expenses deducted from each Portfolio are described in that Portfolio's prospectus. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON ANY PORTFOLIO, CALL OUR ADMINISTRATIVE OFFICE TOLL-FREE AT 1-800-325-8583.


THE LEGENDS FUND

The Legends Fund is an open-end management investment company registered with the SEC. Integrity Capital Advisors is the investment adviser to the Legends Fund. Integrity Capital Advisors has entered into a sub-advisory agreement with a professional manager to invest the assets of each of its Portfolios. The sub-adviser for each Portfolio is listed below.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Following is a summary of the investment objectives of The Legends Fund Portfolios. We can't guarantee that these objectives will be met. YOU SHOULD READ THE LEGENDS FUND PROSPECTUS CAREFULLY BEFORE INVESTING.


HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO'S goal is growth of your Account Value. It invests primarily in stocks of established companies with proven records of superior and consistent growth. The Portfolio may invest in U.S. government securities, cash and cash equivalents when that appears to be a better choice in light of the Portfolio's investment objective or when justified by market conditions. Harris Bretall Sullivan & Smith, LLC is the sub-adviser to the Portfolio.


SCUDDER KEMPER VALUE PORTFOLIO'S goal is to increase your Account Value and to provide current income. It invests primarily in stocks that its sub-adviser considers to be undervalued. The sub-adviser's philosophy centers on choosing stocks of large, well-known companies with solid financial strength and large dividend payment histories that have low price-earnings ratios and have been generally overlooked by the market. Scudder Kemper Investors, Inc. is the sub-adviser to the Portfolio.


ZWEIG ASSET ALLOCATION PORTFOLIO seeks to increase your Account Value over the long term with investments primarily from the 1,000 most liquid stocks. The Portfolio's sub-adviser strives to do this while protecting your principal and reducing its exposure to market risk. The 1,000 most liquid stocks are those that the sub-adviser considers comparable to those included in the S&P 500, and that have a minimum of $400 million market capitalization, average daily trading volume of 50,000 shares or $425 million in total assets, and that are traded on the New York Stock Exchange (NYSE), American Stock Exchange (AMEX), over-the-counter (OTC) or on foreign exchanges. Zweig/Glaser Advisers is the sub-adviser to the Portfolio.


ZWEIG EQUITY (SMALL CAP) PORTFOLIO strives to build your Account Value with investments primarily in Small Company Stocks. The Portfolio's sub-adviser tries to do this while protecting your principal and reducing its exposure to market risk. This Portfolio doesn't look for stocks that provide you with current income. SMALL COMPANY STOCKS are the 2,000 stock positions immediately after the 1,000 largest stocks ranked in terms of market capitalization and/or trading volume, and that are traded on the NYSE, AMEX, OTC or on foreign exchanges. Zweig/Glaser Advisers is the sub-adviser to the Portfolio.

BT INSURANCE FUNDS TRUST

The BT Insurance Funds Trust is an open-end management investment company registered with the SEC. Bankers Trust Global Asset Management Services, a unit of Bankers Trust, is the investment adviser to the BT Funds Trust.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Following is a summary of the investment objectives of the BT Funds Trust. We can't guarantee that these objectives will be met. YOU SHOULD READ THE BT FUNDS TRUST PROSPECTUSES CAREFULLY BEFORE INVESTING.


EAFE-REGISTERED TRADEMARK- EQUITY INDEX FUND

The EAFE-Registered Trademark- Equity Index Fund tries to replicate as closely as possible (before expenses are deducted) the total return of the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index, a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States. The Portfolio invests primarily in stocks of businesses organized and domiciled outside of the United States or for which the principal trading market is outside the United States.
Statistical methods will be used to replicate the EAFE Index by buying most of the EAFE Index securities. Securities purchased for the Portfolio will generally, but not necessarily, be traded on a foreign securities exchange.


EQUITY 500 INDEX FUND

The Equity 500 Index Fund seeks to replicate as closely as possible (before the deduction of expenses) the total return of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500), an index emphasizing large-capitalization stocks. The Portfolio will include the common stock of those companies included in the S&P 500, other than Bankers Trust New York Corporation, selected on the basis of computer-generated statistical data, that have been determined to represent the industry diversification of the entire S&P 500.


SMALL CAP INDEX FUND

The Small Cap Index Fund seeks to replicate as closely as possible (before deduction of expenses) the total return of the Russell 2000 Small Stock Index (the RUSSELL 2000), an index consisting of 2,000 small-capitalization common stocks. The Portfolio will include the common stock of companies included in the Russell 2000, on the basis of computer-generated statistical data, that have been determined to represent the industry diversification of the entire Russell 2000.


FIDELITY'S VARIABLE INSURANCE PRODUCTS FUNDS

Each of Fidelity's VIP Funds is diversified mutual fund registered with the SEC. Fidelity Management & Research Company (FMR) serves the investment adviser to each Portfolio.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of Fidelity's VIP Funds. There are no guarantees that a Portfolio will be able to achieve its objective. YOU SHOULD READ FIDELITY'S VIP FUNDS PROSPECTUS CAREFULLY BEFORE INVESTING.


VIP EQUITY-INCOME PORTFOLIO

VIP Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities comprising the S&P 500. FMR normally invests at least 65% of the Portfolio's total assets in income-producing equity securities.


VIP II CONTRAFUND PORTFOLIO

VIP II Contrafund Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.


VIP III GROWTH & INCOME PORTFOLIO

VIP III Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation. FMR normally invests a majority of the Portfolio's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the Portfolio's assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.


VIP III GROWTH OPPORTUNITIES PORTFOLIO

VIP III Growth Opportunities Portfolio seeks to provide capital growth. FMR normally invests the Portfolio's assets primarily in common stocks. FMR may also invest the Portfolio's assets in other types of securities, including bonds which may be lower-quality debt securities.


VIP GROWTH PORTFOLIO

VIP Growth Portfolio seeks capital appreciation. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.


VIP III MID CAP PORTFOLIO

FMR normally invests the VIP III Mid Cap Portfolio's assets primarily in common stocks. FMR normally invests at least 65% of the Portfolio's total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the capitalization of companies in the S&P Mid Cap 400 at the time of the investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy.


JANUS ASPEN SERIES

Each portfolio of the Janus Aspen Series is a mutual fund registered with the SEC. Janus Capital Corporation serves as the investment adviser to each Portfolio.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment goals of the Portfolios of the Janus Aspen Series. There are no guarantees that these objectives will be met. YOU SHOULD READ THE JANUS ASPEN SERIES PROSPECTUSES CAREFULLY BEFORE INVESTING.


JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO

Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


JANUS ASPEN BALANCED PORTFOLIO

Janus Aspen Balanced Portfolio seeks long-term capital growth, consistent with capital preservation and balanced by current income. It is a diversified portfolio that pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income securities.


JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.


JANUS ASPEN MONEY MARKET PORTFOLIO

Janus Aspen Money Market Portfolio seeks maximum current income to the extent consistent with stability of capital. There is no guarantee that the Portfolio will meet its investment goal or be able to maintain a stable net asset value of $1.00 per share. The Portfolio will invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital. The Portfolio may invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act) and will maintain a dollar-weighted average portfolio maturity of 90 days or less.


J.P. MORGAN SERIES TRUST II

Each portfolio of the J.P. Morgan Series Trust II is a diversified mutual fund registered with the SEC. J.P. Morgan Investment Management Inc. is the investment adviser to the J.P. Morgan Series Trust II.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of the J.P. Morgan Series Trust II. There is no guarantee that these objectives will be met. YOU SHOULD READ THE PROSPECTUS FOR J.P. MORGAN SERIES TRUST II CAREFULLY BEFORE INVESTING.


J.P. MORGAN BOND PORTFOLIO

J.P. Morgan Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of realized and unrealized capital gains and losses plus income, less expenses. Although the net asset value of the Portfolio will fluctuate, the Portfolio tries to preserve the value of its investments consistent with its objective.


J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO

J.P. Morgan International Opportunities Portfolio seeks to provide a high total return from a portfolio of equity securities of foreign corporations. Total return will consist of realized and unrealized capital gains and losses plus income, less expenses. The Portfolio is designed for investors who have long-term investment goals and who want to diversify their investments by adding international equities, taking advantage of investment opportunities outside the U.S. The Portfolio seeks to meet its investment goal through country allocation and stock valuation and selection.


MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

Each of the Morgan Stanley Dean Witter Universal Funds is a diversified mutual
fund registered with the SEC.   Morgan Stanley Dean Witter Asset Management,
Inc. (MSDW INVESTMENT MANAGEMENT) is the investment adviser for the Emerging Markets Debt, U.S. Real Estate, and Asian Equity Portfolios. Miller Anderson & Sherrerd, LLP (MAS) is the investment adviser for the High Yield Portfolio. MSDW Investment Management and MAS are subsidiaries of Morgan Stanley Dean Witter & Co.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of the Morgan Stanley Dean Witter Universal Funds. There is no guarantee that these objectives will be met. YOU SHOULD READ THE MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS PROSPECTUS CAREFULLY BEFORE INVESTING.


MORGAN STANLEY ASIAN EQUITY PORTFOLIO

Morgan Stanley Asian Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of Asian issuers (excluding Japan). The adviser employs a disciplined, value-oriented approach to security selection, focusing on larger companies with strong management teams. The adviser evaluates top-down country risk factors and opportunities when determining position sizes and overall exposure to individual markets.


MORGAN STANLEY EMERGING MARKETS DEBT PORTFOLIO

Morgan Stanley Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers in emerging market countries. These securities seek a high level of current income, while at the same time striving for growth of your investment.


MORGAN STANLEY HIGH YIELD PORTFOLIO

Morgan Stanley High Yield Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities, including corporate bonds and other fixed income securities of both U.S. and non-U.S. issuers and derivatives. High yield securities are rated below investment grade and are commonly referred to as "junk bonds." The Portfolio's average weighted maturity will usually be greater than five years.


MORGAN STANLEY U.S. REAL ESTATE PORTFOLIO

Morgan Stanley U.S. Real Estate Portfolio seeks above-average current income and long-term capital appreciation by investing primarily in equity securities of U.S. and non-U.S. companies in the U.S. real estate industry, including real estate investment trusts ("REITs") and real estate operating companies.


THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN

Each Division is a non-diversified investment company that invests directly in securities. There is no guarantee that any Division will meet its investment goals. Separate Account Ten may also offer other investment divisions that aren't available by buying the contracts offered by this prospectus.


Integrity Capital Advisors serves as investment adviser of the Divisions and National Asset Management serves as the sub-adviser of the Divisions.


FOR COMPLETE INFORMATION ABOUT THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN, INCLUDING THE RISKS ASSOCIATED WITH THEIR INVESTMENTS, SEE "INVESTMENT OBJECTIVE," "INVESTMENT STRATEGY" AND "RISK FACTORS" IN PART II, SECTION 1. FOR EXPENSE INFORMATION, SEE PART II, SECTION 4 ENTITLED "MANAGEMENT OF SEPARATE ACCOUNT TEN."

FIXED ACCOUNTS

FOR VARIOUS LEGAL REASONS, GRO CONTRACTS HAVEN'T BEEN REGISTERED UNDER THE 1940 ACT OR THE SECURITIES ACT OF 1933 ("1933 ACT"). THUS, NEITHER THE GRO CONTRACTS NOR OUR GENERAL ACCOUNT, WHICH GUARANTEES THE VALUES AND BENEFITS UNDER THOSE CONTRACTS, ARE GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HASN'T REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GROS OR THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE GROS OR THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.


GUARANTEED RATE OPTIONS

We offer GROs with durations of three, five, seven and ten years. We can change the durations available from time to time. When you put money in a GRO, that locks in a fixed effective annual interest rate that we declare (GUARANTEED INTEREST RATE) for the duration you select (your GRO ACCOUNT). The duration of your GRO Account is the GUARANTEE PERIOD. Each contribution or transfer to a GRO establishes a new GRO Account for the duration you choose at the then-current Guaranteed Interest Rate we declare. We won't declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. All contributions you make to a GRO Account are placed in a non-unitized separate account. Values and benefits under your GRO contract are guaranteed by the reserves in our GRO separate account as well as by our General Account.


The value of each of your GRO Accounts is referred to as a GRO VALUE. The GRO Value at the expiration of the GRO Account, assuming you haven't transferred or withdrawn any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate. We allocate interest at the end of each contract year and at the time of any transfer, full or partial withdrawal, payment of a death benefit or purchase of any annuity benefit.

We may declare a higher rate of interest in the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period (ENHANCED RATE). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and is declared at the time of purchase. We can declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (ADDITIONAL INTEREST). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. THE ENHANCED RATE OR ADDITIONAL INTEREST MAY NOT BE AVAILABLE IN CERTAIN STATES.

Each group of GRO Accounts of the same duration is considered one GRO. For example, all of your three-year GRO Accounts are one GRO while all of your five-year GRO Accounts are another GRO.

You can get our current Guaranteed Interest Rates by calling our Administrative Office.

ALLOCATIONS TO GROS CAN'T BE MADE UNDER CONTRACTS ISSUED IN CERTAIN STATES. THE TEN-YEAR GRO ISN'T AVAILABLE IN OREGON.

RENEWALS OF GRO ACCOUNTS. When a GRO Account expires, we'll set up a new GRO Account for the same duration as your old one, at the then-current Guaranteed Interest Rate, unless you withdraw your GRO Value or transfer it to another Investment Option. We'll notify you in writing before your GRO Accounts expire. You must tell us before the expiration of your GRO Accounts if you want to make any changes.

The effective date of a renewal of a GRO Account will be the expiration date of the old GRO Account. If a GRO Account expires and it can't be renewed for the same duration, the new GRO Account will be set up for the next shortest duration. For example, if your expiring GRO Account was for 10 years and when it expires we don't offer a 10-year GRO, but we do offer a seven-year GRO, your new one will be for seven years. You can tell us if you want something different within 30 days before the GRO Account expires. You may not choose, and we won't renew, a GRO Account that expires after your Retirement Date.

MARKET VALUE ADJUSTMENTS. A MARKET VALUE ADJUSTMENT is an adjustment, either up or down, that we make to your GRO Value if you make an early withdrawal or transfer from your GRO Account. No Market Value Adjustment is made for free withdrawal amounts or for withdrawals or transfers made within 30 days of the expiration of the GRO Account. In addition, we won't make a Market Value Adjustment for a death benefit. The market adjusted value may be higher or lower than the GRO Value, but will never be less than the MINIMUM VALUE.
Minimum Value is an amount equal to your contribution to the GRO Account plus 3% interest, compounded annually, less previous withdrawals from the GRO Account and less any applicable contingent withdrawal charges. The Minimum Value for partial withdrawals or transfers will be calculated on a pro-rata basis. Withdrawal charges and the administrative expense charge could take away part of your principal.


The Market Value Adjustment we make to your GRO Account is based on the changes in our Guaranteed Interest Rate. If our Guaranteed Interest Rate has increased since the time of your investment, the Market Value Adjustment will reduce your GRO Value (but not below the Minimum Value). On the other hand, if our Guaranteed Interest Rate has decreased since the time of your investment, the Market Value Adjustment will increase your GRO Value.


The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:

                                N/12                 N/12
     MVA =  GRO Value x [(1 + A)    / (1 + B + .0025)     - 1], where

     A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

     B is the current Guaranteed Interest Rate, as of the effective date of the Market Value Adjustment, for current allocations to a GRO Account, with a duration that is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if that remaining period isn't equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by a formula that finds a value between the Guaranteed Interest Rates for GRO Accounts of the next highest and next lowest durations.

     N is the number of whole months remaining in your GRO Account.

For contracts issued in certain states, the formula will be adjusted to comply with state requirements.


If for any reason we are no longer declaring current Guaranteed Interest Rates, then for purposes of determining B we'll use the yield to maturity of U. S. Treasury Notes with the same remaining term as your GRO Account, using a formula to find a value when necessary, in place of the current Guaranteed Interest Rate or Rates.


For illustrations of the application of the Market Value Adjustment formula, see Appendix A.


SYSTEMATIC TRANSFER OPTION

We also offer a Systematic Transfer Option that guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions made to the STO Account during the calendar quarter for which the rate has been declared. You MUST transfer all STO contributions into other Investment Options within one year of your most recent STO contribution. Transfers are automatically made in approximately equal quarterly or monthly installments of at least $1,000 each. You can't transfer from other Investment Options into the STO. Normal contingent withdrawal charges apply to withdrawals from the STO. We guarantee that the STO's effective annual yield will never be less than 3.0%. See "Systematic Transfer Program" in Part I, Section 8 for details on this program. This option may not be available in some states.


New contributions to a Select Ten Plus Division can be held in the STO or another Investment Option until the next available Investment Date. You can also tell us to transfer approximately equal quarterly installments of at least $1,000 each over a one-year period from the STO to each of the four Divisions. We can hold new contributions received less than five Business Days before any Division's Investment Date, and put in the STO, in the STO until the following Investment Date. See Part II for important information on the Divisions.

SECTION 4 - DEDUCTIONS AND CHARGES


SEPARATE ACCOUNT CHARGES

We deduct a daily expense amount from the unit value equal to an effective annual rate of 1.35% of the Account Value in the Variable Account Options. This daily expense rate can't be increased without your consent.


Of the 1.35% total charge, .15% of the value of each Variable Account Option is used to reimburse us for administrative expenses not covered by the annual administrative charge described below. The remaining 1.20% is deducted for our assuming the expense risk (.85%) and the mortality risk (.35%) under the contract. The expense risk is the risk that our actual expenses of administering the contracts will exceed the annual administrative expense charge. Mortality risk, as used here, refers to the risk we take that annuitants, as a class of persons, will live longer than estimated and we will be required to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charges may be changed, but the total 1.20% effective annual risk charge can't be increased.


We may realize a gain from these daily charges to the extent they aren't needed to meet the actual expenses incurred.


ANNUAL ADMINISTRATIVE CHARGE

If your Account Value is less than $50,000 on the last day of any contract year before your Retirement Date, we charge an annual administrative charge of $30. This charge is deducted pro rata from your Account Value in each Investment Option. The part of the charge deducted from the Variable Account Options reduces the number of units credited to you. The part of the charge deducted from the Fixed Accounts is withdrawn in dollars. The annual administrative charge is pro-rated in the event of the Annuitant's retirement, death, or contract termination during a contract year.


PORTFOLIO AND DIVISION CHARGES

Separate Account II buys shares of the Portfolios at net asset value. That price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Portfolios. The amount charged for investment management can't be increased without shareholder approval. The Divisions invest directly in securities. Management fees and other expenses are deducted directly from the Divisions.


REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES

We can reduce or eliminate the separate account or administrative charges for individuals or groups of individuals if we anticipate expense savings. We may do this based on the size and type of the group or the amount of the contribution.


We won't unlawfully discriminate against any person or group if we reduce or eliminate these charges.


STATE PREMIUM TAX DEDUCTION

We won't deduct state premium taxes from your contributions before investing them in the Investment Options, unless required to by your state law. If the Annuitant elects an annuity benefit, we'll deduct any applicable state premium taxes from the amount available for the annuity benefit. State premium taxes currently range up to 4%, if applicable.


CONTINGENT WITHDRAWAL CHARGE

We don't deduct sales charges when you make a contribution to the contract. However, contributions withdrawn may be subject to a withdrawal charge of up to 8%. As shown below, the charge varies, depending upon the "age" of the contributions included in the withdrawal- that is, the number of years that have passed since each contribution was made. The maximum of 8% would apply if the entire amount of the withdrawal consisted of contributions made during your current contribution year. We don't deduct withdrawal charges when you withdraw contributions made more than seven years before your withdrawal. To calculate the withdrawal charge, (1) the oldest contributions are treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount aren't considered in the withdrawal charge calculation. For partial withdrawals, the total amount deducted from your account will include the withdrawal amount requested, any Market Value Adjustment that applies, and any withdrawal charges that apply, so that the net amount you receive will be the amount you requested.


You may take up to 10% of your account value (less any earlier withdrawal in the same year) each year without any contingent withdrawal charge or Market Value Adjustment. This is referred to as your "free withdrawal." If you don't take any free withdrawals in one year, you can't add it to the next year's free withdrawal. If you aren't 59-1/2, federal tax penalties may apply.


         Contribution Year in Which                   Charge as a % of the
         Withdrawn Contribution Was Made             Contribution Withdrawn
         -------------------------------             ----------------------
               Current . . . . . . . . . . . . . . . .          8%
               First Prior . . . . . . . . . . . . . .          7
               Second Prior. . . . . . . . . . . . . .          6
               Third Prior . . . . . . . . . . . . . .          5
               Fourth Prior. . . . . . . . . . . . . .          4
               Fifth Prior . . . . . . . . . . . . . .          3
               Sixth Prior . . . . . . . . . . . . . .          2
               Seventh Prior and Earlier . . . . . . .          0


We won't deduct a contingent withdrawal charge if you use the withdrawal to buy from us either an immediate annuity benefit with life contingencies, or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies. See "Death Benefits and Similar Benefit Distributions" in Part I, Section 5.


REDUCTION OR ELIMINATION OF THE CONTINGENT WITHDRAWAL CHARGE

We can reduce or eliminate the contingent withdrawal charge for individuals or a group of individuals if we anticipate expense savings. We may do this based on the size and type of the group, the amount of the contribution, or whether there is some relationship with us. Examples of these relationships would include being an employee of Integrity or an affiliate, receiving distributions or making internal transfers from other contracts we issued, or transferring amounts held under qualified plans we or our affiliate sponsored. We won't unlawfully discriminate against any person or group if we reduce or eliminate the contingent withdrawal charge.


TRANSFER CHARGE

If you make more than twelve transfers among your Investment Options during one contract year, we may charge your account up to $20 for each additional transfer during that year. Transfer charges don't apply to transfers under (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, (iii) Callan Asset Allocation and Rebalancing, or (iv) systematic transfers from the STO, nor do these transfers count toward the twelve free transfers you can make during a year.

HARDSHIP WAIVER

We can waive contingent withdrawal charges on full or partial withdrawal requests of $1,000 or more under a hardship circumstance. We can also waive the Market Value Adjustment on any amounts withdrawn from the GRO Accounts.
Hardship circumstances include the Owner's (1) confinement to a nursing home, hospital or long term care facility, (2) diagnosis of terminal illness with any medical condition that would result in death or total disability, and (3) unemployment. We can require reasonable notice and documentation including, but not limited to, a physician's certification and Determination Letter from a State Department of Labor. Some of the hardship circumstances listed above may not apply in some states, and, in other states, may not be available at all.

TAX RESERVE

We can make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment experience of the Variable Account Options.


SECTION 5 - TERMS OF YOUR VARIABLE ANNUITY


CONTRIBUTIONS UNDER YOUR CONTRACT

You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, can't be less than $1,000 ($3,000 for residents of South Carolina and Pennsylvania). We'll accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Tax-Favored Retirement Programs" in the SAI.


We may limit the total contributions under one contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach eight years before your Retirement Date, we may refuse to accept any contribution. Contributions may also be limited by various laws or prohibited by us for all annuitants under the contract. If your contributions are made under a tax-favored retirement program, we won't measure them against the maximum limits set by law.


Contributions are applied to the various Investment Options you select and are used to pay annuity and death benefits. Each contribution is credited as of the date we have RECEIVED (as defined below) at our Administrative Office both the contribution and instructions for allocation among the Investment Options, PROVIDED THAT AT ANY TIME YOU MAY NOT HAVE AMOUNTS IN MORE THAN NINE INVESTMENT OPTIONS. In determining the nine Investment Options, each of your GRO Accounts counts as one Investment Option. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received when they are delivered in good order to our Administrative Office. A BUSINESS DAY is defined as any day that the New York Stock Exchange is open. Contributions to the Select Ten Plus Divisions are subject to special rules described in Part II, Section 1, "Investment Strategy."


You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change, and you should sign the request. When the Administrative Office receives it, the change will be effective for any contribution that accompanies it and for all future contributions. See "Transfers" in Section 5. For special rules on transfers to the Select Ten Plus Divisions, see Part II, Section 1, "Investment Strategy."


YOUR ACCOUNT VALUE

Your Account Value reflects various charges. See Part I, Section 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Withdrawal charges and Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate Accounts are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. The value of contributions allocated to the Variable Account Options aren't guaranteed. The value of your contributions allocated to the Fixed Accounts is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in Part I, Section 3.


UNITS IN OUR SEPARATE ACCOUNTS

Allocations to the Variable Account Options are used to purchase units. On any given day, the value you have in a Variable Account Option is the unit value multiplied by the number of units credited to you in that Option. The units of each Variable Account Option have different unit values.


The number of units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's unit value, calculated as of the close of business that day. The number of units for a Variable Account Option at any time is the number of units purchased less the number of units redeemed. The value of units of Separate Account II fluctuates with the investment performance of the corresponding Portfolios, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as the Portfolios' expenses. The value of units of Separate Account Ten varies with the performance of the securities held by the Divisions.


Your unit values also change because of deductions and charges we make to our Separate Accounts. The number of units credited to you, however, won't vary due to changes in unit values. Units of a Variable Account Option are purchased when you allocate new contributions or transfer prior contributions to that Option. Units are redeemed when you make withdrawals or transfer amounts from a Variable Account Option. We also redeem units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge. Please note that special rules apply to the timing of allocations to the Select Ten Plus Divisions. See
Part II.


HOW WE DETERMINE UNIT VALUE

We determine unit values for each Variable Account Option at 4 p.m. Eastern Time on each Business Day.


The unit value of each Variable Account Option in Separate Account II for any Business Day is equal to the unit value for the last day on which a unit value was determined, multiplied by the NET INVESTMENT FACTOR for that Option on the previous Business Day. We determine a NET INVESTMENT FACTOR for each Option in Separate Account II as follows:


     - First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Portfolios.


     - Next, we add any dividends or capital gains distributions by the Portfolio on that day.


     - Then, we charge or credit for any taxes or amounts set aside as a reserve for taxes.

     - Then, we divide this amount by the value of the amounts in the Option at the close of business on the last day that a unit value was determined (after giving effect to any transactions on that day).

     - Finally, we subtract a daily asset charge for each calendar day since the last day that a unit value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is .00003721, which is an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk assumed by us under the contract.

We determine a net investment factor for each Division as follows:

     - First, we take the value of the assets in the Division at the end of the preceding period.

     - Next, we add any investment income and capital gains, realized or unrealized, credited to the assets during the current valuation period.

     - Then, we subtract any capital losses, realized or unrealized, charged against the assets during the current valuation period.

     - Next, we subtract any amount charged against the Division for any taxes.

     - Then, we divide this amount by the value of the assets in the Division at the end of the preceding valuation period.

     - Then we subtract the daily charge for management and investment advice for each day in the valuation period and a daily charge for estimated operating expenses for each day in the valuation period.

     - Finally, we subtract a daily asset charge for each calendar day since the last day that a unit value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is .00003721, which is an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk assumed by us under the contract.


Generally, this means that we adjust unit values to reflect what happens to the Portfolios and the Divisions, and also for the mortality and expense risk charge and any charge for administrative expenses or taxes.


TRANSFERS

You may transfer your Account Value among the Variable Account Options and the GROs, subject to our transfer restrictions. You can't make a transfer into the STO. Transfers to a GRO must be to a newly elected GRO (that is, to a GRO that you haven't already purchased) at the then-current Guaranteed Interest Rate, unless we agree otherwise. Unless you make a transfer from a GRO within 30 days before the expiration date of a GRO Account, the transfer is subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part I, Section 3. Transfers from GROs will be made according to the order in which money was originally allocated to the GRO.


You can transfer from a Select Ten Plus Division at any time. Transfers to a Select Ten Plus Division from any other Investment Option in which you are invested will be effected at a price determined as of the day preceding the next available Investment Date. We reserve the right not to accept transfer instructions received less than two Business Days before any Investment Date. See Part II for important information on the Divisions.


The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. You have twelve free transfers during a contract year. After those twelve transfers, a charge of up to $20 may apply to each additional transfer during that contract year. No charge will be made for transfers under our Dollar Cost Averaging, Customized Asset Rebalancing, Callan Asset Allocation and Rebalancing or Systematic Transfer programs, described in Section 8. Once annuity payments begin, transfers aren't permitted.


You may request a transfer by sending a written request directly to the Administrative Office. Each request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service if you've established a Personal Identification Number (PIN CODE). We'll honor telephone transfer instructions from any person who provides correct identifying information and we aren't responsible for fraudulent telephone transfers we believe to be genuine according to these procedures. Accordingly, you bear the risk of loss if unauthorized persons make transfers on your behalf.


A transfer request is effective as of the Business Day our Administrative Office receives it, except for transfers to the Select Ten Plus Divisions (see Part
II). A transfer request doesn't change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 9:00 a.m. - 5:00 p.m., Eastern Time, on any day we're open for business. You'll receive the Variable Account Options' unit values as of the close of business on the day you call, except that you'll receive the unit values for the Select Ten Plus Divisions as described in Part II. Accordingly, transfer requests for Variable Account Options (other than the Select Ten Plus Divisions) received after 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) will be processed using unit values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.


Transfer requests submitted by agents or market timing services that represent multiple policies will be processed not later than the next Business Day after the requests are received by our Administrative Office.


WITHDRAWALS

You may make any number of withdrawals as often as you wish. Each withdrawal must be at least $300. The money will be taken from your Investment Options pro rata, in the same proportion their value bears to your total Account Value. For example if your contributions are divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the money withdrawn will come from each of your Investment Options. You can tell us if you want your withdrawal handled differently. During the first seven years of your contract, there is a contingent withdrawal charge for any withdrawals other than free withdrawals (discussed below). The charge starts at 8% and decreases depending on the age of your account. This charge is in addition to any Market Value Adjustments made to early withdrawals from GRO Accounts. Under some circumstances, the contingent withdrawal charge and Market Value Adjustment may be waived.


When you make a partial withdrawal, the total amount deducted from your Account Value will include the withdrawal amount requested plus any contingent withdrawal charges and any Market Value Adjustments. The total amount that you receive will be the total that you requested. Most of the withdrawals you make before you are 59-1/2 years old are subject to a 10% federal tax penalty. If your contract is part of a tax-favored retirement plan, the plan may limit your withdrawals. See "Tax Aspects of the Contracts" in Part I, Section 7. Residents of Pennsylvania and South Carolina are required to keep at least $3,000 in their Accounts.


ASSIGNMENTS

If your contract isn't part of a tax-favored program, you may assign the contract before the Annuitant's Retirement Date. You can't, however, make a partial assignment. An assignment of the contract may have adverse tax consequences. See Part I, Section 7, "Tax Aspects of the Contracts." We won't be bound by an assignment unless it is in writing and is received at our Administrative Office in a form acceptable to us.


DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS

We'll pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the last Annuitant dies before annuity payments have started. If the Annuitant dies at or over age 90 (or after the contract's 10th anniversary date, if later), the death benefit is the contract account value at the end of the business day when we receive proof of death. Similarly, if the contract was issued on or after the youngest Annuitant's 86th birthday, the death benefit is the contract account value at the end of the business day when we receive proof of death.


For contracts issued before the Annuitant's 86th birthday, if the Annuitant dies before age 90 (or the contract's 10th anniversary date, if later) and before annuity payments have started, the death benefit is the highest of:


     a) the contract account value at the end of the business day when we receive proof of death;
     b)   the total of all contributions; and
     c) the highest contract account value on any contract anniversary that occurred before the Annuitant's 81st birthday and before the Annuitant's death, plus any subsequent contributions;


each reduced on a pro rata basis for prior withdrawals. We'll determine the amount of the reduction by dividing the amount of the withdrawal by the contract account value on the transaction date and multiplying this percentage by the current guaranteed minimum death benefit. We'll also adjust the death benefit for any applicable Market Value Adjustments and/or charges.

Death benefits and benefit distributions required because of a separate Owner's death can be paid in a lump sum or as an annuity. If a benefit option hasn't been selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.

The Owner selects the beneficiary of the death benefit. An Owner may change beneficiaries by submitting the appropriate form to the Administrative Office. If an Annuitant's beneficiary doesn't survive the Annuitant, then the death benefit is generally paid to the Annuitant's estate. A death benefit won't be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.

The maximum issue age for the Annuitant is 85 years old.

ANNUITY BENEFITS

All annuity benefits under your contract are calculated as of the Retirement Date you select. You can change the Retirement Date by writing to the Administrative Office any time before the Retirement Date. The Retirement Date can't be later than your 98th birthday, or earlier if required by law. Contract terms applicable to various retirement programs, along with federal tax laws, establish certain minimum and maximum retirement ages.


Annuity benefits may be a lump sum payment or paid out over time. A lump sum payment will provide the Annuitant with the Cash Value under the contract, shortly after the Retirement Date. The amount applied toward the purchase of an annuity benefit is the Account Value, except that the Cash Value will be the amount applied if the annuity benefit doesn't have a life contingency and either the term is less than five years or the annuity can be changed to a lump sum payment without a withdrawal charge.


ANNUITIES

Annuity benefits can provide for fixed payments which may be made monthly, quarterly, semi-annually or annually. You can't change or redeem the annuity once payments have begun. For any annuity, the minimum initial payment must be at least $100 monthly, $300 quarterly, $600 semi-annually or $1,200 annually.


If you haven't already elected a lump sum payment or an annuity benefit, we'll send you a notice within six months before your Retirement Date outlining your options. If you fail to notify us of your benefit payment election before your Retirement Date, you'll receive a lump sum benefit.


We currently offer the following types of annuities:


A LIFE AND TEN YEARS CERTAIN ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our General Account.


A PERIOD CERTAIN ANNUITY provides for fixed payments to the Annuitant or the Annuitant's beneficiary (the PAYEE) for a fixed period. The amount is determined by the period selected. If the payee dies before the end of the period selected, the payee's beneficiary, can choose to receive the total present value of future payments in cash.


A PERIOD CERTAIN LIFE ANNUITY provides for fixed payments for at least the period selected and after that for the life of the payee, or for the lives of the payee and another annuitant under a joint and survivor annuity. If the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee. That payee can redeem the annuity and receive the present value of future guaranteed payments in a lump sum.


A LIFE INCOME ANNUITY provides fixed payments to the payee for the life of the Annuitant, or until the last annuitant dies under a joint and survivor annuity.


FIXED ANNUITY PAYMENTS

Fixed annuity payments won't change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the payee's age (or payee and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If our current annuity rates would provide a larger payment, those current rates will apply instead of the tables.


If the age or sex of an annuitant has been misstated, any benefits will be those which would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we'll deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

TIMING OF PAYMENT

We normally make payments from the Variable Account Options, or apply your Adjusted Account Value to the purchase of an annuity within seven days after receipt of the required form at our Administrative Office. Our action can be delayed, however, for any period during which

(1)  the New York Stock Exchange has been closed or trading on it is restricted;


(2) an emergency exists so that disposal of securities isn't reasonably practicable or it isn't reasonably practicable for a Separate Account fairly to determine the value of its net assets; or


(3) the SEC, by order, permits us to delay action to protect persons with interests in the Separate Accounts. We can delay payment of your Fixed Accounts for up to six months, and interest will be paid on any payment delayed for 30 days or more.


HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS

When you write to our Administrative Office, use the address on the first page of this prospectus. We can't honor your request or instruction unless it's proper and complete. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.


SECTION 6 - VOTING RIGHTS


PORTFOLIO VOTING RIGHTS

We are the legal owner of the shares of the Portfolios held by Separate Account II and, therefore, have the right to vote on certain matters. Among other things, we may vote to elect a Portfolio's Board of Directors, to ratify the selection of independent auditors for a Portfolio, and on any other matters described in a Portfolio's current prospectus or requiring a vote by shareholders under the 1940 Act.


Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We'll send you Portfolio proxy materials and a form for giving us voting instructions.


If we don't receive instructions in time from all Owners, we'll vote shares in a Portfolio for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain qualified plans, your voting instructions must be sent to us indirectly, through your employer, but we aren't responsible for any failure by your employer to solicit your instructions or to send your instructions to us. We'll vote any Portfolio shares that we're entitled to vote directly, because of amounts we have accumulated in Separate Account II, in the same proportion that other Owners vote. If the federal securities laws or regulations or interpretations of them change so that we're permitted to vote shares of a Portfolio on our behalf or to restrict Owner voting, we may do so.


HOW WE DETERMINE YOUR VOTING SHARES

You vote only on matters concerning the Portfolios in which your contributions are invested. We determine the number of Portfolio shares in each Variable Account Option under your contract by dividing your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio on the record date set by a Portfolio's Board for its shareholders' meeting. For this purpose, the record date can't be more than 60 days before the meeting of a Portfolio. We count fractional shares. After annuity payments have commenced, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.


HOW PORTFOLIO SHARES ARE VOTED

All Portfolio shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) that require collective approval. On matters where the interests of the individual Portfolios differ, the approval of the shareholders in one

Portfolio isn't needed to make a decision in another Portfolio. To the extent shares of a Portfolio are sold to separate accounts of other insurance companies, the shares voted by those companies according to instructions received from their contract holders will dilute the effect of voting instructions received by us from its Owners.


Owners of units in the Divisions also have voting rights. Each Owner will be given one vote for every $1.00 of value in a Division. Fractional interests are counted, unless different voting rights are required under the law.


HOW SEPARATE ACCOUNT TEN INTERESTS ARE VOTED

Separate Account Ten's rules don't require Separate Account Ten to hold annual meetings, although special meetings may be called for purposes such as electing or removing members of the Board of Managers, changing fundamental policies, or approving a contract for investment advisory services. When required, "the vote of a majority of the outstanding voting securities" of Separate Account Ten means the lesser of:

     (1) The holders of more than 50% of all votes entitled to be cast with respect to Separate Account Ten; or,


     (2) The holders of at least 67% of the votes that are present or represented by proxy at a meeting, assuming more than 50% of those entitled to vote are present or represented.


We'll determine the number of votes you can instruct us to vote 60 days or less before a Separate Account Ten special meeting.


SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Part I, Section 2) may require Owner approval. In that case, you'll be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We'll cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by Owners.


SECTION 7 - TAX ASPECTS OF THE CONTRACTS


INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the Owner, Annuitant, and the beneficiary or other payee may depend on several factors. These factors may include Integrity's tax status, the type of retirement plan, if any, for which the contract is purchased, and the tax and employment status of the individuals concerned.


The following discussion of the federal income tax treatment of the contract isn't designed to cover all situations and isn't intended to be tax advice. It's based upon our understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. We can't guarantee that the tax code or the courts will or won't change their views on the treatment of these contracts. Future legislation could affect annuity contracts adversely. Moreover, we haven't attempted to consider any applicable state or other tax laws. Because of the complexity of tax laws and the fact that tax results will vary according to particular circumstances, anyone considering the purchase of a contract, selecting annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. INTEGRITY DOESN'T MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.


YOUR CONTRACT IS AN ANNUITY

Under federal tax law, anyone can purchase an annuity with after-tax dollars and your annuity earnings won't be taxed until you make a withdrawal. Or, an individual (or employer) may purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan. Finally, the individual (or employer) may purchase the annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings may be excluded from taxable income at distribution).


This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars (a nonqualified annuity), and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program (a qualified annuity). A qualified annuity may restrict your rights and benefits to qualify for its special treatment under federal tax law.


TAXATION OF ANNUITIES GENERALLY

Section 72 of the Code governs the taxation of annuities. In general, contributions you put into the annuity (your "basis" or "investment" in the contract) won't be taxed when you receive the amounts back in a distribution. Also, an Owner isn't taxed on the annuity's earnings (increases in Account Value) until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, trusts and other non-natural persons can't defer tax on the annuity's income unless an exception applies. In addition, if an Owner transfers an annuity as a gift to someone other than a spouse (or former spouse), all increases in the Account Value are taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract is treated as a taxable distribution of that portion of the value of the contract.


You can take withdrawals from the contract or you can wait to annuitize it when the annuitant reaches a certain age. The tax implications are different for each type of distribution. Section 72 of the Code says that the proceeds of a full or partial withdrawal from a contract before annuity payments begin are treated first as taxable income, but only to the extent of the increase of the Account Value. The rest of the withdrawal, representing your basis in the annuity, is not taxable. Generally, the investment or basis in the contract equals the contributions made by you or on your behalf, minus any amounts previously withdrawn that weren't treated as taxable income. Special rules may apply if the contract includes contributions made before August 14, 1982 that were rolled over to the contract in a tax-free exchange.


If you take annuity payments over the lifetime of the annuitant, part of each payment is considered to be a tax-free return of your investment. This tax-free portion of each payment is figured using a ratio of the Owner's investment to his or her expected return under the contract (exclusion ratio). Once you get the tax-free part, the rest of each payment will be considered the increase of your Account Value, and is ordinary income. When all of these tax-free portions add up to your investment in the annuity, future payments are all counted as an increase in your Account Value, and are taxable income. If the Annuitant dies before recovering the total investment, a deduction for the remaining basis will generally be allowed on the Owner's final federal income tax return.


We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notify us of that election.


The taxable portion of a distribution is taxed at ordinary income tax rates. In addition, you may be subject to a 10% penalty on the taxable portion of a distribution unless it is:


     (1)  on or after the date on which the taxpayer attains age 59-1/2;
     (2)  as a result of the Owner's death;
     (3) part of a series of "substantially equal periodic payments" (paid at least annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary;
     (4)  a result of the taxpayer becoming disabled within the meaning of Code
          Section 72(m)(7);
     (5) from certain qualified plans (note, however, other penalties may apply);
     (6) under a qualified funding asset (as defined in Section 130(d) of the Code);
     (7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service;
     (8)  under an immediate annuity as defined in Code Section 72(u)(4);
     (9)  for the purchase of a first home (distribution up to $10,000);
     (10) for certain higher education expenses or
     (11) to cover certain deductible medical expenses.

     Please note that items (9), (10) and (11) apply to IRAs only.


Any withdrawal provisions of your contract will also apply. See "Withdrawals" in Part I, Section 5.


All annuity contracts issued by us or our affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.


DISTRIBUTION-AT-DEATH RULES

Under Section 72(s) of the Code, in order to be treated as an annuity, a contract must provide the following distribution rules: (a) if any Owner dies on or after the date the annuity starts and before the entire interest in the contract has been distributed, then the rest of that annuity must be distributed at least as quickly as the method in effect when the owner died; and (b) if any Owner dies before the date the annuity starts, the entire contract must be distributed within five years after the Owner's death. However, any interest that is payable to a death beneficiary may be annuitized over the life of that beneficiary, as long as distributions begin within one year after the Owner dies. If the death beneficiary is the Owner's spouse, the contract (along with the deferred tax status) may be continued in the spouse's name as the Owner.


DIVERSIFICATION STANDARDS

We manage the investments in the annuities under Section 817(h) of the Code to ensure that you will be taxed as described above.


TAX-FAVORED RETIREMENT PROGRAMS

An owner can use this annuity with certain types of retirement plans that receive favorable treatment under the Code. Numerous tax rules apply to the participants in these qualified plans and to the contracts used in connection with those qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions on the amount that may be borrowed, the duration of the loan, and repayment of the loan. (Owners should always consult their tax advisors and retirement plan fiduciaries before taking any loans from the plan.) Also, special rules apply to the time at which distributions must begin and the form in which the distributions must be paid. THE STATEMENT OF ADDITIONAL INFORMATION CONTAINS GENERAL INFORMATION ABOUT THE USE OF CONTRACTS WITH THE VARIOUS TYPES OF QUALIFIED PLANS.

FEDERAL AND STATE INCOME TAX WITHHOLDING

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.


IMPACT OF TAXES ON INTEGRITY

The contracts allow us to charge the Separate Accounts for taxes. We can also set up reserves for taxes.


TRANSFERS AMONG INVESTMENT OPTIONS

There won't be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.

SECTION 8 - ADDITIONAL INFORMATION


SYSTEMATIC WITHDRAWALS

We offer a program that allows you to pre-authorize periodic withdrawals from your contract before your Retirement Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. Residents of Pennsylvania and South Carolina must keep a $3,000 minimum account balance after any withdrawal. You may also specify an account for direct deposit of your systematic withdrawals. To enroll under our systematic withdrawal program, send the appropriate form to our Administrative Office. Withdrawals may begin one business day after we receive the form. You may terminate your participation in the program upon one day's prior written notice, and we may end or change the systematic withdrawal program at any time. If on any withdrawal date you don't have enough money in your accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended.


Amounts you withdraw under the systematic withdrawal program may be within the free withdrawal amount. If so, we won't deduct a contingent withdrawal charge or make a Market Value Adjustment. See "Contingent Withdrawal Charge" in Part I, Section 4. AMOUNTS WITHDRAWN UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM GREATER THAN THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE, AN ADMINISTRATIVE EXPENSE CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE. WITHDRAWALS ALSO MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWALS UNDER THE CONTRACTS AND TO INCOME TAXATION. See Part I,
Section 7, "Tax Aspects of the Contracts."


INCOME PLUS WITHDRAWAL PROGRAM

We offer an Income Plus Withdrawal Program that allows you to pre-authorize equal periodic withdrawals, based on your life expectancy, from your contract before you reach age 59-1/2. You won't have to pay any tax penalty for these withdrawals, but they will be subject to ordinary income tax. See "Taxation of Annuities Generally," in Section 7. Once you begin receiving distributions, they shouldn't be changed or stopped until the later of:


    /X/     the date you reach age 59-1/2; or
    /X/     five years from the date of the first distribution.


If you change or stop the distribution or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior distributions made under the Income Plus Program and for any interest.

You can choose the Income Plus Withdrawal Program at any time if you're younger than 59-1/2. You can elect this option by sending the election form to our Administrative Office. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. We'll calculate the amount of the distribution under a method you select, subject to a minimum, which is currently $100. You must also specify an account for direct deposit of your Income Plus Withdrawals.


To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. Your withdrawals will begin at least one Business Day after we receive your form. You may end your participation in the program upon seven Business Days prior written notice, and we may end or change the Income Plus Program at any time. If on any withdrawal date you don't have enough money in your accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will end. This program isn't available in connection with the Systematic Withdrawal Program, Dollar Cost Averaging, Systematic Transfer Option or Callan Asset Allocation and Rebalancing Program.


If you haven't used up your free withdrawals in any given contract year, amounts you withdraw under the Income Plus Withdrawal Program may be within the free withdrawal amount. If they are, no contingent withdrawal charge or Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. AMOUNTS WITHDRAWN

UNDER THE INCOME PLUS WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE.


DOLLAR COST AVERAGING

We offer a dollar cost averaging program under which we transfer contributions allocated to the Janus Money Market Option to one or more other Variable Account Options on a monthly, quarterly, semi-annual or annual basis. You must tell us how much you want to be transferred into each Variable Account Option. The current minimum transfer to each Option is $250. We won't charge a transfer charge under our dollar cost averaging program, and these transfers won't count towards the twelve free transfers you may make in a contract year. The Select Ten Plus Divisions aren't eligible for the dollar cost averaging program.


To enroll under our dollar cost averaging program, send the appropriate form to our Administrative Office. You may end your participation in the program upon one day's prior written notice, and we may end or change the dollar cost averaging program at any time. If you don't have enough money in the Janus Money Market Option to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will end.


SYSTEMATIC TRANSFER PROGRAM

We also offer a systematic transfer program under which we transfer contributions allocated to the STO to one or more other Investment Options on a monthly or quarterly basis, as you determine. See Part I, Section 3, "Systematic Transfer Option." We'll transfer your STO contributions in equal installments of at least $1,000 over a one-year period. If you don't have enough money in the STO to transfer to each Option specified, a final transfer will be made on a pro rata basis and your enrollment in the program will end. All interest accrued and any money still in the STO at the end of the period during which transfers are scheduled to be made will be transferred at the end of that period on a pro rata basis to the Options you chose for this program. There is no charge for transfers under this program, and these transfers won't count towards the twelve free transfers you may make in a contract year.


We'll hold new contributions to a Select Ten Plus Division in the STO until the next available Investment Date. You may ask us to transfer approximately equal quarterly installments of at least $1,000 each over the next year from the STO to each of the four Select Ten Plus Divisions. We can hold new contributions received less than five Business Days before any Investment Date in the STO until the next Investment Date. See Part II for important information on the Divisions.

To enroll under our systematic transfer program, send the appropriate form to our Administrative Office. We can end the systematic transfer program in whole or in part, or restrict contributions to the program. This program may not be available in some states.

CUSTOMIZED ASSET REBALANCING

We offer a customized asset rebalancing program that allows you to determine how often the rebalancing occurs. You can choose to rebalance monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will be automatically rebalanced by transfers among the Variable Account Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you are making contributions. We won't charge a transfer charge to transfers under our customized asset rebalancing program, and these transfers won't count towards the twelve free transfers you may make in a contract year.

Fixed Accounts and the Select Ten Plus Divisions aren't included in the customized asset rebalancing program.

To enroll in our customized asset rebalancing program, send the appropriate form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, and transfers and withdrawals that you make, may not work with the customized asset rebalancing program. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the customized asset rebalancing program is in effect. You may end your participation in the program upon one day's prior written notice, and we may end or change the customized asset rebalancing program at any time.


CALLAN ASSET ALLOCATION AND REBALANCING PROGRAM

We also offer an Asset Allocation and Rebalancing Program, developed with Callan Associates. Callan Associates is an independent research and consulting firm, specializing in the strategic asset allocation decision.


You may select one of five proposed Asset Allocation and Rebalancing Models:
Conservative, Moderately Conservative, Moderate, Moderately Aggressive, or Aggressive. The contributions you are making will initially be allocated among the Options established for each Model. You and your financial representative can design a program that is tailored to your specific retirement needs.


When you select this program, your contributions will be allocated and your variable portfolios will be rebalanced at least annually. The program applies to all contributions made to your annuity contract. You will receive a confirmation notice after each rebalancing. No transfer charge will apply to transfers made under the Callan Asset Allocation and Rebalancing Program, nor will these transfers count toward the twelve transfers you may make in a contract year before we charge a transfer fee. See "Transfer Charges" in Part I, Section 4.


In each Asset Allocation and Rebalancing Model, a portion of all contributions is allocated to a five-year Guaranteed Rate Option (GRO). The amount allocated to the GRO won't be reallocated or rebalanced while you are participating in a specific Model. You may cancel or change the Model you have selected at any time. The GRO funds may be subject to a market value adjustment (MVA) that may increase or decrease your account value.


To enroll under the Callan Asset Allocation and Rebalancing Program, complete the Dollar Cost Averaging/Asset Allocation and Rebalancing form (Catalog #1814) found in the back of this prospectus. You should be aware that other allocation programs, such as dollar cost averaging, as well as additions, transfers and withdrawals that you make, may not work with the Customized Asset Rebalancing program. If, after selecting one of the five Models, you request a transaction that results in a reallocation outside your Model, your participation in the program automatically ends. Because of this, you should monitor your use of other programs, transfers, and withdrawals while the Asset Allocation and Rebalancing program is in effect. This program isn't available with the Customized Asset Rebalancing program described above. The Select Ten Plus Divisions aren't eligible for the Asset Allocation and Rebalancing Program. We can end or change this program in whole or in part, and we may restrict contributions to the program. This program may not be available in all states.


You may end your participation in this program upon one day's prior written notice.


SYSTEMATIC CONTRIBUTIONS

We offer a program for systematic contributions that allows you to pre-authorize monthly, quarterly, or semi-annual withdrawals from your checking account to make your contributions. To enroll in this program, send the appropriate form to our Administrative Office. You or we may end your participation in the program with 30 days' prior written notice. We may end your participation if your bank declines to make any payment. The minimum amount for systematic contributions is $100 per month. The Select Ten Plus Divisions aren't eligible for Systematic Contributions.


PERFORMANCE INFORMATION

Performance data for the Investment Options, including the yield and effective yield and total return of the Investment Options, may appear in advertisements or sales literature. This performance data is based only on the performance of a hypothetical investment in that Option during the particular period of time on which the calculations are based. Performance information should be considered in light of investment objectives and policies of the Portfolio in which the Option invests and the market conditions during the given time frame, and it shouldn't be considered a representation of performance to be achieved in the future.

TOTAL RETURNS are based on the overall dollar or percentage change in value of a hypothetical investment in an Option. Total return information reflects changes in Portfolio share price, the automatic reinvestment of all distributions and the deduction of contract charges and expenses that may apply, including any contingent withdrawal charge that would apply if an Owner surrendered the contract at the end of the period shown. Total returns may also be shown that don't take into account the contingent withdrawal charge or the annual administrative charge that is applied when the Account Value is less than $50,000 at the end of the contract year.


CUMULATIVE TOTAL RETURNS show an Investment Option's performance over a specific period of time, usually several years. An AVERAGE ANNUAL TOTAL RETURN shows the hypothetical yearly return that would produce the same cumulative total return if the Investment Option experienced exactly the same return each year for the entire period shown. Because performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won't mirror actual performance, even though the end result will be the same.


Some Investment Options may also advertise YIELD, which shows the income generated by an investment in that particular Option over a specified period of time. This income is annualized and shown as a percentage. Yields don't take into account capital gains or losses or the contingent withdrawal charge that may apply if you withdraw your money at the end of the hypothetical time period.


The Janus Aspen Money Market Option may advertise its CURRENT and EFFECTIVE YIELD. Current yield reflects the income generated by an investment in that Option over a specified seven-day period. Effective yield is calculated in a similar manner, except that it assumes that the income earned is reinvested, and the income on the reinvested amount is included. The J.P. Morgan Bond Option may advertise a 30-day yield, which reflects the income generated by an investment in that Option over a specified 30-day period.


For a detailed description of the methods used to determine the yield and total return for the Variable Account Options, see the Statement of Additional Information.


In Part II of this prospectus, there is a table showing what the performance of the strategy for the Select Ten Plus Divisions would have been relative to the Dow Jones Industrial Average for the last 26 years. The information is historical and reflects a hypothetical investment, and shouldn't be used as an indicator of future performance. In some years, the strategy outperformed the Dow Jones index, and in some years, it didn't. The performance of this strategy depends both on stock prices, which will fluctuate, and dividend payments, which may increase, decrease or be eliminated. There are no guarantees that this strategy will outperform the Dow Jones Industrial average over any given period of time.


SECTION 9 - PRIOR CONTRACTS

DEATH BENEFIT INFORMATION FOR CONTRACTS ISSUED BEFORE JANUARY 1, 1997

This section shows the Death Benefit information for contracts issued before January 1, 1997. It may be different from other provisions in this prospectus. For contracts issued before 1997, the following provisions apply:

For contracts issued before January 1, 1995, the amount of the death benefit is the greatest of:

     -    your Adjusted Account Value
     - the Account Value at the beginning of the seventh contract year, plus subsequent contributions and minus subsequent withdrawals
     -    your total contributions less the sum of withdrawals
     - for Annuitants younger than 70 years old on the birthday nearest the date on which their contract was issued, an enhanced minimum death benefit, explained below.

For contracts issued during 1995, the amount of the death benefit is the greatest of:

     -    your Adjusted Account Value
     - the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals

     -    your total contributions less the sum of withdrawals

For contracts issued during 1996, the amount of the death benefit is the greatest of:
     -    your Account Value
     - the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals
     -    your total contributions less the sum of withdrawals

"Subsequent withdrawals" for purposes of calculation of a death benefit reflect any market value adjustments that apply to those withdrawals and reduce the death benefit on a pro rata basis.

The enhanced minimum death benefit is the same as the guaranteed death benefit, except that the guaranteed death benefit may not exceed the maximum guaranteed death benefit. The guaranteed death benefit on your Participation Date is your initial contribution. After that, every month we recalculate that portion of your guaranteed death benefit allocated to the Separate Account by adding interest at an annual rate of 7% until the contract anniversary nearest your 70th birthday, subject to the maximum. We subtract from that the sum of any withdrawals or transfers from the Separate Account during the month and a pro rata amount of the interest accumulated that applies to the withdrawn or transferred amount. Therefore, your guaranteed death benefit at any time, subject to the maximum, is the sum of (1) your Guarantee Period Values, and (2) your Separate Account contributions, including the amount of interest calculated on your Separate Account values for purposes of determining the guaranteed death benefit, less any withdrawals or transfers and less the interest calculated on a pro rata basis on those withdrawals or transfers. Your maximum guaranteed death benefit is determined by totaling your contributions during your first five participation years, subtracting all withdrawals, taking into consideration any market value adjustments made under the contract, multiplying the result by two, and then adding that to your total contributions made after the first five participation years.

REDUCTION IN CHARGES

If your contract was issued on or after January 1, 1995, but before January 1, 1997, the effective annual rate of mortality, expense and administrative charges will reduce to 1.10% after your contract has been in effect for six years.

CONTINGENT WITHDRAWAL CHARGE

For contracts issued before February 15, 1997 (2/27/97 in Washington, 5/30/97 in Pennsylvania, 7/7/97 in Maryland, 10/16/97 in Oregon) the following rules apply even if they are different from other provisions in this prospectus:

There is a withdrawal charge of up to 7% on all contributions withdrawn. As shown below, this charge varies, depending upon the "age" of the contributions included in the withdrawal, that is, how long ago you made your contributions. The maximum percentage of 7% would apply if the entire amount of the withdrawal consisted of contributions made during your current contract year. No withdrawal charge applies when you withdraw contributions made earlier than your fifth prior contribution year. For purposes of calculating the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount won't be considered a withdrawal of any contributions. For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment and any applicable withdrawal charge, so that the net amount you receive will be the amount requested.

No charge will be applied to your partial withdrawals that don't exceed the free withdrawal amount in any contract year. On any Business Day, the free withdrawal amount is the greater of (i) 10% of your Account Value and (ii) any investment gain during the prior contract year, less withdrawals during the current contract year. Investment gain is calculated as the increase in the Account Value during the prior contract year, minus contributions during that year, plus withdrawals made during that year. We'll deduct contingent withdrawal charges for any partial withdrawal amount that is over the free withdrawal amount. The contingent withdrawal charge is a sales charge to help pay our costs of selling and promoting the contracts. We don't expect revenues from contingent withdrawal charges to cover all of those costs. Any shortfall will be made up from our General Account assets, which may include profits from other charges under the contracts.

         Contribution Year in Which                   Charge as a % of the
         Withdrawn Contribution Was Made             Contribution Withdrawn
         -------------------------------             ----------------------
               Current . . . . . . . . . . . . . . . .          7%
               First Prior . . . . . . . . . . . . . .          6
               Second Prior. . . . . . . . . . . . . .          5
               Third Prior . . . . . . . . . . . . . .          4
               Fourth Prior. . . . . . . . . . . . . .          3
               Fifth Prior . . . . . . . . . . . . . .          2
               Sixth Prior and Earlier . . . . . . . .          1


We won't deduct a contingent withdrawal charge if the Annuitant uses the withdrawal to buy from us either an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies and the withdrawal is made by the Annuitant's beneficiary. See "Death Benefits and Similar Benefit Distributions" in Part 5.


The minimum withdrawal permitted is $300.


RETIREMENT DATE

For Contracts issued before January 1, 1997, the Retirement Date will be the date you specify, but no later than your 85th birthday or the 10th Contract Anniversary, whichever is later.

CONTRACTS ISSUED TO OREGON RESIDENTS

If you are a resident of Oregon and your Contract was issued before 10/16/97 (Contract Form No. 11960CNQ-I-OR), additional contributions into Investment Options are accepted, including the 10-Year GRO Account, and the prospectus provisions relating to these items apply.

CALLAN ASSET ALLOCATION AND REBALANCING PROGRAM

The Callan Asset Allocation and Rebalancing Program uses the 4-year Guaranteed Rate Option for the Fixed Income Investment Sector of the Model.

HARDSHIP WAIVERS

Hardship Waivers aren't available.

                                      PART II

               THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN


SECTION 1 - INVESTMENT OBJECTIVE, STRATEGY AND RISK FACTORS


THE DIVISIONS

Separate Account Ten is currently divided into four Divisions: March, June, September and December. Each Division is a non-diversified investment company that invests directly in securities. We can't guarantee that any Division will meet its investment goals. Separate Account Ten may also offer other securities that aren't available through this prospectus.


INVESTMENT OBJECTIVE

The Divisions seek total return by investing in shares of the ten highest dividend yielding common stocks in the Dow Jones Industrial Average (DJIA) in equal weights and holding them for twelve months. The dividend yield for each stock is calculated by annualizing the last quarterly or semi-annual ordinary dividend distributed on that stock and dividing the result by the market value of that stock at the close of the New York Stock Exchange (NYSE) on the business day before the investment date. This yield is historical and we can't guarantee that any dividends will be declared or paid in the future on the stocks in the Divisions. The term "equal weights" means that if you invested $100 in a Division, the Division would buy $10 of each of the ten highest yielding stocks.


The selection process is a straightforward, objective, mathematical application that ignores any subjective factors concerning an issuer in the DJIA, an industry or the economy generally. The application of the selection process may cause a Division to own a stock that the sub-adviser doesn't recommend for purchase. In fact, the sub-adviser may have sell recommendations on a number of the stocks at the time the stocks are selected for inclusion in a Division's portfolio.

There are various theories to explain why a common stock is among the ten highest yielding stocks in the DJIA at any given time:

     (1) the issuer may be in financial difficulty or out of favor in the market because of weak earnings, performance or forecasts, or negative publicity;

     (2) there may be uncertainties because of pending or threatened litigation or pending or proposed legislation or government regulation;

     (3) the stock may be a cyclical stock reacting to national and international economic developments; or

     (4) the market may be anticipating a reduction in or the elimination of the issuer's dividend.


While these factors may affect only a part of an issuer's overall business, the publicity may be strong enough to outweigh otherwise solid business performance. In addition, companies in certain industries have historically paid relatively high dividends.


INVESTMENT STRATEGY

The Divisions seek total return by buying the ten highest yielding stock in the Dow Jones Industrial Average (DJIA) in equal weights and holding them for approximately twelve months. Each new Division begins on the last Business Day of each calendar quarter. At the end of each Division's twelve-month period, its portfolio is restructured to hold the current ten highest yielding stocks in the DJIA. Separate Account Ten's four Divisions, operating at the same time, may each have different investment portfolios for its own twelve-month period.

New contributions and transfers to a Division are invested on only one day each year, the INVESTMENT DATE, as follows:

                Division                               Investment Date
                --------                               ---------------
     Select Ten Plus Division - March           last Business Day of March

     Select Ten Plus Division - June            last Business Day of June

     Select Ten Plus Division - September       last Business Day of September

     Select Ten Plus Division - December        last Business Day of December

The weights of the individual stock positions won't be rebalanced during the year, and additional contributions or transfers won't be accepted during any Division's twelve-month holding period. Instead, additional contributions or transfers are invested on the next Investment Date.

On the day we receive a dividend from a stock in a Division's investment portfolio, we'll reinvest it in the form of additional shares of the stock that paid the dividend. We can't guarantee that the dividend rates on the selected stocks will be maintained. Reduction or elimination of a dividend could adversely affect the stock price.

The "highest yielding stocks" are determined by calculating the yield for each stock by annualizing the last ordinary quarterly or semi-annual dividend distributed on that stock and dividing the result by the market value of the stock at the close of the NYSE on the Business Day before the Investment Date.

The investment strategy is based on three time-tested investment principles:

     (1)  time in the market is more important than timing the market;

     (2)  the stocks to buy are the ones everyone else is selling; and

     (3)  dividends can be an important part of total return.

Investment in a number of companies with high dividends relative to their stock prices is designed to increase a Division's potential for higher returns. Investing in these stocks of the DJIA may be effective as well as conservative because regular dividends are common for established companies and have accounted for a substantial portion of the total return on stocks of the DJIA as a group. Each Division's return will consist of a combination of capital appreciation and current dividend income.


Transfers from any other Investment Option into one of the Divisions will be effective at a price determined as of the day preceding the next available Investment Date. We reserve the right not to accept transfer instructions received less than two business days before any Investment Date. See Part I,
Section 5, "Transfers."


THE DOW JONES INDUSTRIAL AVERAGE

The DJIA consists of 30 common stocks chosen by the editors of THE WALL STREET JOURNAL as representative of the NYSE and of American industry. The companies are highly capitalized in their industries and their stocks are widely followed and held by individual and institutional investors. The companies marked below with an asterisk are the ten highest yielding stocks in the DJIA as of the market close on March 31, 1999. The ten highest yielding stocks in the DJIA are commonly known as the "Dogs of the Dow":


AT&T                                         Hewlett-Packard
Allied Signal                                IBM
Aluminum Co. of America                      International Paper
American Express                             J.P. Morgan*
Boeing                                       Johnson & Johnson
Caterpillar*                                 McDonald's
Chevron*                                     Merck

Citigroup                                    Minnesota Mining & Manufacturing*
Coca-Cola                                    Philip Morris*
DuPont*                                      Proctor & Gamble
Eastman Kodak*                               Sears Roebuck
Exxon*                                       Union Carbide
General Electric                             United Technologies
General Motors*                              Walmart
Goodyear*                                    Walt Disney


The designations "Dow Jones-Registered Trademark-," "Dow Jones Industrial Average-SM-" and "DJIA-SM-" are the property of Dow Jones & Company, Inc.
(DOW JONES). Dow Jones isn't affiliated with the Divisions, hasn't participated in any way in the creation of the Divisions or in the selection of stocks included in the Divisions and hasn't reviewed or approved any information included in this prospectus. The Divisions aren't sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones has no relationship at all with the Divisions. Dow Jones isn't responsible for and doesn't participate in determining the timing, price, or quantity of the Divisions' shares to be issued or redeemed. Dow Jones doesn't have any obligation or liability in connection with the administration or marketing of the Divisions.


RISK FACTORS

RISKS IN GENERAL

An investment in a Division results in certain risks common to all stock investments. Stocks fluctuate in price for a variety of reasons. For example, the value of your investment will decline if the financial condition of the issuers of the stocks becomes impaired or if the general condition of the stock market worsens. Common stocks in general may be especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. In addition, holders of common stocks generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer. Common stocks aren't backed by an obligation of the issuer and therefore don't offer any assurance of income or provide the degree of protection of capital provided by debt securities.

STRATEGY SPECIFIC RISKS

Each Division is non-diversified and invests a larger portion of its assets in the securities of fewer issuers than diversified investment companies. As a result, an investment in a Division may be subject to greater fluctuation in value than an investment in a diversified investment company. In addition, a Division may be concentrated in issuers primarily engaged in a particular industry. Concentration may involve additional risk because of the decreased diversification of economic, financial, and market risks. In addition, increased regulation, particularly with respect to the environment or with respect to the petroleum or tobacco industry, may have a negative impact on certain companies represented in a Division's portfolio.


SECTION 2 - PERFORMANCE INFORMATION

The performance of the investment strategies for the Divisions relative to other investment strategies can be shown using historical data. You should note that Separate Account Ten didn't start operations until 1998. Therefore, the returns shown in the following tables reflect the historical performance of a hypothetical investment in the ten highest yielding stocks in the DJIA and the performance of the DJIA, and not the performance of any Division. They don't guarantee future performance or predict any Division's returns. Stock prices (which will fluctuate in value) and dividends (which may be increased, reduced or eliminated) can affect the returns. The strategy has underperformed the DJIA in certain years. Accordingly, we can't guarantee that any Division will outperform the DJIA over the life of the Division.


An investor in a Division might not receive as high a total return on an investment in the Divisions that the hypothetical returns are based on because
(1) the total return figures shown don't reflect Division expenses or brokerage commissions, and (2) the Divisions are established at different times of the year. If these charges were reflected in the hypothetical returns, the returns would be lower than those shown here.

                   COMPARISON OF HISTORICAL TOTAL RETURN (1)

                              Ten Highest Dividend
          Year                 Yielding Stocks (2)               DJIA
          ----                --------------------               ----
          1973                        3.9%                      (13.1)%
          1974                       (1.3)%                     (23.1)%
          1975                       55.9%                       44.4%
          1976                       34.8%                       22.7%
          1977                        0.9%                      (12.7)%
          1978                       (0.1)%                       2.7%
          1979                       12.4%                       10.5%
          1980                       27.2%                       21.5%
          1981                        5.0%                       (3.4)%
          1982                       23.6%                       25.8%
          1983                       38.7%                       25.7%
          1984                        7.6%                        1.1%
          1985                       29.5%                       32.8%
          1986                       32.1%                       26.9%
          1987                        6.1%                        6.0%
          1988                       22.9%                       16.0%
          1989                       26.5%                       31.7%
          1990                       (7.6)%                      (0.4)%
          1991                       39.3%                       23.9%
          1992                        7.9%                        7.4%
          1993                       27.3%                       16.8%
          1994                        4.1%                        4.9%
          1995                       36.7%                       36.4%
          1996                       27.9%                       28.9%
          1997                       21.9%                       24.9%
          1998                       10.7%                       18.1%
          Cumulative              7,271.4%                    2,429.7%

----------------------------------

     (1) Total Return is the sum of the percentage change in market value of each group of stocks between the first and last trading days of a period and the total dividends paid on each group of stocks during the period, divided by the opening market value of each group of stocks as of the first trading day of a period. Total Return doesn't take into consideration any expenses or commissions. Over the twenty-six years listed above, the ten highest dividend yielding stocks in the DJIA achieved an average annual total return of 18.0%. Over this period, the strategy achieved a greater average annual total return than that of the DJIA, which was 13.2%. Although each Division seeks to achieve a better performance than the DJIA as a whole, we can't guarantee that a Division will achieve a better performance. Performance may also be compared to the performance of the S&P 500 Composite Price Stock Index or performance data from publications such as Morningstar Publications, Inc. Source for years 1973-1997: BEATING THE DOW, by Michael O'Higgins with John Downes, published by Harper Perennial, 1992. Used with permission of the authors. Source for 1998: ARM.


     (2) The ten highest dividend yielding stocks in the DJIA for any given year were selected by ranking the dividend yields for each of the stocks in the index at the beginning of that year, based upon an annualization of the last quarterly or semi-annual regular dividend distribution (which would have been declared in the preceding year), divided by that stock's market value on the first trading day on the NYSE in that year.

                   PERFORMANCE HISTORY OF THE DOGS OF THE DOW STRATEGY

                                 Ten Highest Dividend
          Year                   Yielding DJIA Stocks             DJIA Index
          ----                   --------------------             ----------
          1973                        $ 10,390                     $  8,690
          1974                          10,255                        6,683
          1975                          15,987                        9,650
          1976                          21,551                       11,840
          1977                          21,745                       10,336
          1978                          21,723                       10,616
          1979                          24,417                       11,730
          1980                          31,058                       14,252
          1981                          32,611                       13,768
          1982                          40,308                       17,320
          1983                          55,907                       21,771
          1984                          60,155                       22,010
          1985                          77,901                       29,230
          1986                         102,908                       37,092
          1987                         109,185                       39,318
          1988                         134,188                       45,609
          1989                         169,748                       60,067
          1990                         156,848                       59,827
          1991                         218,489                       74,125
          1992                         235,749                       79,610
          1993                         300,109                       92,985
          1994                         312,413                       97,541
          1995                         427,069                      133,046
          1996                         546,221                      171,496
          1997                         665,843                      214,199
          1998                         737,136                      252,971


The table above represents a hypothetical investment of $10,000 in the DJIA and the ten highest dividend yielding DJIA Stocks from January 1, 1973 through December 31, 1998. The table assumes that all dividends and distributions during a year are reinvested at the end of that year. The table doesn't reflect expenses or commissions. The value of the ten highest dividend-yielding DJIA stocks would have been $449,913 if the following fees and expenses had been charged: (1) insurance charges of 1.20%, (2) management fees of .50%, (3) administrative fees of .15%, and (4) other expenses of .35%.


Investors shouldn't rely on performance information as an indication of the past or future performance of the Divisions. We can't guarantee that any of the Divisions will outperform the DJIA.


Performance data for the Divisions, including the yield and total return of the Divisions, may appear in advertisements or sales literature. See "Performance Information" in Part I, Section 8 for a discussion of how performance is calculated.


SECTION 3 - CONTRACTHOLDER INFORMATION

PRICING OF UNITS

The net asset value of the units of each Division is determined on each day the NYSE is open for trading. The net assets are valued based on market quotations as of the close of business of the NYSE, which is currently 4:00 p.m., Eastern Time. Each Division's unit value is calculated separately by dividing the value of the securities held by the Division plus any cash or other assets, less liabilities, by the number of outstanding units of the Division.

Amounts contributed and transferred to the Divisions are invested on only four days each year, the INVESTMENT DATE for each of the four Divisions. Because of this, purchase orders are priced at the net asset value that is next computed at the end of the Business Day preceding the next available Investment Date after receipt of your order. Redemption orders and transfers out of the Divisions are priced at the net asset value next computed after receipt of your order. See
Part II, Section 2 - "Investment Strategy."


DIVIDENDS AND DISTRIBUTIONS

Dividends from stocks in each Division's portfolio will be reinvested on the day the dividend is received in additional shares of the stock that paid the dividend.


SECTION 4 - MANAGEMENT


THE INVESTMENT ADVISER

Integrity Capital Advisors Inc. serves as the investment adviser to the Select Ten Plus Divisions. Integrity Capital Advisors provides investment management and supervisory services to investment companies, and has been in operation since October 1994. Integrity Capital Advisors is a wholly owned subsidiary of ARM. Its offices are located at 515 West Market Street, Louisville, Kentucky 40202.

Integrity Capital Advisors has overall responsibility for administering all operations of the Divisions and for monitoring and evaluating the management of the assets of the Divisions by the sub-adviser. Specifically, Integrity Capital
Advisors:

     - provides the overall business management and administrative services necessary for each Division's operation;

     - furnishes or procures on behalf of the Division the services and information necessary to the proper conduct of the Divisions' business;

     - acts as liaison among the various service providers to the Divisions, including the custodian, portfolio accounting personnel, sub-adviser, counsel, and auditors;

     - is responsible for ensuring that the Divisions operate in compliance with applicable legal requirements and for monitoring the sub-adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Divisions; and

     - is responsible for monitoring and evaluating the sub-adviser on a periodic basis and considering its performance record with respect to the investment objective and policies of the Divisions.

Integrity Capital Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of each Division's assets and the purchase and sale of securities for the Divisions in the event that at any time a sub-adviser isn't engaged to manage the assets of the Divisions.


For providing investment management services to the Divisions, Integrity Capital Advisors receives a monthly fee based on an annual rate of .50% of each Division's average daily net assets. Integrity Capital Advisors will pay a portion of those fees to National Asset for its services under a sub-advisory agreement at an annual rate of .10% of the Divisions' average daily net assets up to $100 million, and .05% of the Divisions' average daily net assets over $100 million. Integrity Capital Advisors guaranteed it would pay National Asset a minimum sub-advisory fee of $25,000 during the Divisions' first year of operations.


Integrity Capital Advisors has agreed to reimburse each Division for operating expenses (excluding management fees) above an annual rate of .35% of the Division's average net assets. Integrity Capital Advisors can change or terminate its expense reimbursement policy for the Divisions, but doesn't currently intend to do so.

THE SUB-ADVISER

National Asset Management Corporation serves as the sub-adviser to the Divisions and in that capacity provides investment advisory services, including security selection. National Asset makes all determinations with respect to the investment of each Division's assets and the purchase and sale of securities and other investments under the Divisions' investment objectives and policies.


National Asset is a Kentucky corporation with executive offices at National City Tower, Louisville, Kentucky 40202. Since its inception in 1979, National Asset has provided customized investment management services to corporations, governmental entities, foundations, endowments, and similar entities. As of December 31, 1998, National Asset managed approximately $10.2 billion in assets.

APPENDIX A


FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNTS

The table below shows the unit value for certain Variable Account Options at inception, the number of units outstanding at December 31 of each year since inception, and the unit value at the beginning and end of each period.


                                                                            YEAR ENDED DECEMBER 31

                                                     1998       1997      1996      1995      1994      1993      1992    INCEPTION*
                                                     ----       ----      ----      ----      ----      ----      ----    ----------
SCUDDER KEMPER VALUE
Unit value at beginning of period. . . . . . . . .   $23.47    $18.24    $14.85    $10.34    $10.56    $10.07         -    $10.00
Unit value at end of period. . . . . . . . . . . .             $23.47    $18.24    $14.85    $10.34    $10.56    $10.07
Number of units outstanding at end of period . . .          1,278,296 1,119,634   806,752   733,336   547,498     3,540

HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH
Unit value at beginning of period. . . . . . . . .   $19.74    $14.85    $13.21    $10.17     $9.91    $10.05         -    $10.00
Unit value at end of period. . . . . . . . . . . .             $19.74    $14.85    $13.21    $10.17     $9.91    $10.05
Number of units outstanding at end of period . . .          1,295,185 1,184,119 1,342,971 1,014,016   830,307    18,906

ZWEIG ASSET ALLOCATION
Unit value at beginning of period. . . . . . . . .   $18.32    $15.23    $13.44    $11.23    $11.33     $9.99         -    $10.00
Unit value at end of period. . . . . . . . . . . .             $18.32    $15.23    $13.44    $11.23    $11.33     $9.99
Number of units outstanding at end of period . . .          2,107,245 2,434,199 2,541,023 2,558,692  1,518,39    11,385

ZWEIG EQUITY (SMALL CAP)
Unit value at beginning of period. . . . . . . . .   $18.15    $14.71    $12.58    $10.53   $10.74          -         -    $10.00
Unit value at end of period. . . . . . . . . . . .             $18.15    $14.71    $12.58   $10.53     $10.74         -
Number of units outstanding at end of period . . .            592,060   592,469   587,830  567,827    425,500         -

BT EAFE [ICON] EQUITY INDEX
Unit value at beginning of period. . . . . . . . .    $9.42                   -         -        -          -         -    $10.00
Unit value at end of period. . . . . . . . . . . .              $9.42
Number of units outstanding at end of period . . .             19,652

BT EQUITY 500 INDEX
Unit value at beginning of period. . . . . . . . .   $10.16                   -         -        -          -         -    $10.00
Unit value at end of period. . . . . . . . . . . .             $10.16
Number of units outstanding at end of period . . .            224,706

BT SMALL CAP INDEX
Unit value at beginning of period. . . . . . . . .    $9.44                   -         -        -          -         -    $10.00
Unit value at end of period. . . . . . . . . . . .              $9.44
Number of units outstanding at end of period . . .             70,238

VIP EQUITY-INCOME
Unit value at beginning of period. . . . . . . . .   $10.06                   -         -        -          -         -    $10.00
Unit value at end of period. . . . . . . . . . . .             $10.06
Number of units outstanding at end of period . . .            155,520

VIP II CONTRAFUND
Unit value at beginning of period. . . . . . . . .    $9.73                   -         -        -          -         -    $10.00
Unit value at end of period. . . . . . . . . . . .              $9.73
Number of units outstanding at end of period . . .            129,361

VIP III GROWTH & INCOME
Unit value at beginning of period. . . . . . . . .   $10.24                   -         -        -          -         -    $10.00
Unit value at end of period. . . . . . . . . . . .             $10.24
Number of units outstanding at end of period . . .            119,576

VIP III GROWTH OPPORTUNITIES
Unit value at beginning of period. . . . . . . . .   $10.26                   -         -        -          -         -    $10.00
Unit value at end of period. . . . . . . . . . . .             $10.26
Number of units outstanding at end of period . . .             78,180

                                                                            YEAR ENDED DECEMBER 31

                                                     1998       1997      1996      1995      1994      1993      1992    INCEPTION*
                                                     ----       ----      ----      ----      ----      ----      ----    ----------
JANUS ASPEN CAPITAL APPRECIATION
Unit value at beginning of period. . . . . . . . .    $9.47                   -         -        -          -         -    $10.00
Unit value at end of period. . . . . . . . . . . .              $9.47
Number of units outstanding at end of period . . .             92,194

JANUS ASPEN BALANCED
Unit value at beginning of period. . . . . . . . .    $9.95                   -         -         -        -          -    $10.00
Unit value at end of period. . . . . . . . . . . .              $9.95
Number of units outstanding at end of period . . .          5,661,088

JANUS ASPEN WORLDWIDE GROWTH
Unit value at beginning of period. . . . . . . . .    $9.47                   -         -         -        -          -    $10.00
Unit value at end of period. . . . . . . . . . . .              $9.47
Number of units outstanding at end of period . . .            151,721

JANUS ASPEN MONEY MARKET
Unit value at beginning of period. . . . . . . . .   $10.08                   -         -         -        -          -    $10.00
Unit value at end of period . . . . . . . . . . . .            $10.08
Number of units outstanding at end of period  . . .           634,249

J.P. MORGAN INTERNATIONAL OPPORTUNITIES
Unit value at beginning of period . . . . . . . . .   $9.28                   -         -         -        -          -    $10.00
Unit value at end of period . . . . . . . . . . . .             $9.28
Number of units outstanding at end of period. . . .            41,664

J.P. MORGAN BOND
Unit value at beginning of period . . . . . . . . .  $10.19                   -         -         -        -          -    $10.00
Unit value at end of period . . . . . . . . . . . .            $10.19
Number of units outstanding at end of period. . . .           418,029

MORGAN STANLEY ASIAN EQUITY
Unit value at beginning of period . . . . . . . . .   $8.46                   -         -         -        -          -    $10.00
Unit value at end of period . . . . . . . . . . . .             $8.46
Number of units outstanding at end of period. . . .           484,093

MORGAN STANLEY EMERGING MARKETS DEBT
Unit value at beginning of period . . . . . . . . .   $9.23                   -         -         -        -          -    $10.00
Unit value at end of period . . . . . . . . . . . .             $9.23
Number of units outstanding at end of period. . . .           653,365

MORGAN STANLEY HIGH YIELD
Unit value at beginning of period . . . . . . . . .  $10.11                   -         -         -        -          -    $10.00
Unit value at end of period . . . . . . . . . . . .            $10.11
Number of units outstanding at end of period. . . .            69,823

MORGAN STANLEY U.S. REAL ESTATE
Unit value at beginning of period . . . . . . . . .  $10.15                   -         -         -        -          -    $10.00
Unit value at end of period . . . . . . . . . . . .            $10.15
Number of units outstanding at end of period. . . .            67,357

SELECT TEN PLUS DIVISION JUNE
Unit value at beginning of period . . . . . . . . .       -         -         -         -         -        -          -    $10.00
Unit value at end of period . . . . . . . . . . . .
Number of units outstanding at end of period. . . .

                                                                            YEAR ENDED DECEMBER 31

                                                     1998       1997      1996      1995      1994      1993      1992    INCEPTION*
                                                     ----       ----      ----      ----      ----      ----      ----    ----------
SELECT TEN PLUS DIVISION SEPTEMBER
Unit value at beginning of period . . . . . . . .                   -         -         -         -        -          -    $10.00
Unit value at end of period . . . . . . . . . . .
Number of units outstanding at end of period. . .

SELECT TEN PLUS DIVISION DECEMBER
Unit value at beginning of period . . . . . . . .                   -         -         -         -        -          -    $10.00
Unit value at end of period . . . . . . . . . . .
Number of units outstanding at end of period. . .


--------------------------------------------------------------------------------


*The unit value for each Variable Account Option at inception is $10.00. The inception date for the Harris Bretall Sullivan & Smith Equity Growth Option is December 8, 1992. The inception date for the Zweig Asset Allocation, Scudder Kemper Value and Zweig Equity Options is December 14, 1992. The inception date for the EAFE7 Equity Index, Equity 500 Index, Small Cap Index, VIP Equity-Income, VIP II Contrafund,VIP III Growth & Income,VIP III Growth Opportunities, Janus Aspen Capital Appreciation, Janus Aspen Balanced, Janus Aspen Worldwide Growth, Janus Aspen Money Market, J.P.Morgan International Opportunities, J.P. Morgan Bond, Morgan Stanley Asian Equity, Morgan Stanley Emerging Markets Debt, Morgan Stanley High Yield, and Morgan Stanley U.S. Real Estate Options is October 1, 1997. The inception date for the Select Ten Plus Division June is June 30, 1998. The inception date for the Select Ten Plus Division September is September 30, 1998. The inception date for the Select Ten Plus Division December is December 31, 1998. Because the VIP Growth Portfolio, VIP III Mid Cap Portfolio and Select Ten Plus Division March had not yet begun operations as of the end of 1998, we have provided no data for these Variable Account Options.

APPENDIX B


     ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

               Contribution:  $50,000.00

               GRO Account duration:      7 Years

               Guaranteed Interest Rate:  5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment and the contingent withdrawal charge may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs three years after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers. Contingent withdrawal charges don't apply to transfers.

The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed for these examples that you haven't made any prior partial withdrawals or transfers.

The Market Value Adjustment will be based on the rate we are crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next higher number of complete months. If we don't declare a rate for the exact time remaining, we'll use a formula to find the Guaranteed Interest Rates for GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account. These examples also show the withdrawal charge, which would be calculated separately.


EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and that at that time, we're crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

                            48/12                      48/12
     -0.0551589 = [(1 + .05)     / (1 + .0625 + .0025)      ] - 1


The Market Value Adjustment is a reduction of $3,192.67 from the GRO Value:

     -$3,192.67 = -0.0551589 X $57,881.25

The Market Adjusted Value would be:

     $54,688.58 = $57,881.25 - $3,192.67

A withdrawal charge of 5% would be assessed against the $50,000 original contribution:

     $2,500.00 = $50,000.00 X .05

Thus, the amount payable on a full withdrawal would be:

     $52,188.58 = $57,881.25 - $3,192.67 - $2,500.00

If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:

     $5,788.13 = $57,881.25 X .10

     Free Amount = $5,788.13

The non-free amount would be:

     $14,211.87 = $20,000.00 - $5,788.13

The Market Value Adjustment, which is only applicable to the non-free amount, would be

     - $783.91 = -0.0551589 X $14,211.87

The withdrawal charge would be:

     $789.25 = [($14,211.87+ $783.91)/(1 - .05)] - ($14,211.87+ 783.91)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

     $21,573.16 = $20,000.00 + $783.91 + $789.25

The ending Account Value would be:

     $36,308.09 = $57,881.25 - $21,573.16

EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we're crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

                          48/12                   48/12
     .0290890 = [(1 + .05)     / (1 + .04 + .0025)     ] - 1

The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

     $1,683.71 = .0290890 X $57,881.25

The Market Adjusted Value would be:

     $59,564.96 = $57,881.25 + $1,683.71

A withdrawal charge of 5% would be assessed against the $50,000 original contribution:

     $2,500.00 = $50,000.00 X .05

Thus, the amount payable on a full withdrawal would be:

     $57,064.96 = $57,881.25 + $1,683.71 - $2,500.00

If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:

              Free Amount =    $ 5,788.13

          Non-Free Amount =    $14,211.87

     The Market Value Adjustment would be:

          $413.41 = .0290890 X $14,211.87

     The withdrawal charge would be:

          $726.23 = [($14,211.87 - $413.41)/(1 - .05)] - ($14,211.87 - $413.41)

     Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

          $20,312.82 = $20,000.00 - $413.41 + $726.23

     The ending Account Value would be:

          $37,568.43 = $57,881.25 - $20,312.82

     Actual Market Value Adjustments may have a greater or lesser impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below your premium plus 3% interest, before any applicable charges. Account values less than $50,000 will be subject to a $30 annual charge.


The above examples will be adjusted to comply with applicable state regulation requirements for contracts issued in certain states.

APPENDIX C - TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Part 1 -   Integrity and Custodian
Part 2 -   Distribution of the Contracts
Part 3 -   Investment Restrictions and Policies of the Select Ten Plus Divisions
Part 4 -   Management of Separate Account Ten
Part 5 -   Portfolio Transactions and Brokerage
Part 6 -   Performance Information
Part 7 -   Determination of Accumulation Unit Values
Part 8 -    Tax Favored Retirement Programs
Part 9 -   Financial Statements


If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:


Administrative Office
Integrity Life Insurance Company
P.O. Box 740074
Louisville, KY  40201-0074
ATTN: Request for SAI of Separate Account II (Pinnacle) and Separate Account Ten


Name:
      ---------------------------------------------

Address:
         ------------------------------------------

City:                    State:          Zip:
      -------------------       ---------     -------

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 1999

                                       FOR

                                    PINNACLE
                        FLEXIBLE PREMIUM VARIABLE ANNUITY

                                    ISSUED BY

                        INTEGRITY LIFE INSURANCE COMPANY

                                       AND

                     FUNDED THROUGH ITS SEPARATE ACCOUNT II

                            AND SEPARATE ACCOUNT TEN


                                TABLE OF CONTENTS
                                                                                                                Page
Part 1 - Integrity and Custodian..................................................................................2
Part 2 - Distribution of the Contracts............................................................................3
Part 3 - Investment Restrictions and Policies of the Select Ten Plus Divisions....................................3
Part 4 - Management of Separate Account Ten.......................................................................5
Part 5 - Portfolio Transactions and Brokerage.....................................................................7
Part 6 - Performance Information..................................................................................8
Part 7 - Determination of Accumulation Unit Values...............................................................16
Part 8 - Tax-Favored Retirement Programs.........................................................................17
Part 9 - Financial Statements....................................................................................20


This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated May 1, 1999. For definitions of special terms used in the SAI, please refer to the prospectus.


A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company ("Integrity"), P.O. Box 740074, Louisville, Kentucky 40201-0074, or by calling 1-800-325-8583.

PART 1 - INTEGRITY AND CUSTODIAN

Integrity Life Insurance Company is an Ohio stock life insurance company organized in 1966 that sells life insurance and annuities. Its principal executive offices are located at 515 West Market Street, Louisville, Kentucky, 40202. Integrity, the depositor of Separate Account II and Separate Account Ten, is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation that's a holding company engaged in no active business. Integrity owns 100% of the stock of National Integrity Life Insurance Company, a New York stock life insurance corporation. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation that's a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM SECURITIES), a Minnesota corporation, registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) Integrity Capital Advisors, Inc., a Delaware corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency.


ARM is 100% publicly owned, trading on the New York Stock Exchange (NYSE). No one has the direct or indirect power to control ARM, except power he or she may have by virtue of his or her capacity as a director or executive officer of ARM; no individual beneficially owns more than 5% of the common shares.


ARM has provided substantially all of the services required to be performed on behalf of Separate Account II since 1994, and on behalf of Separate Account Ten since its inception. Total fees paid to ARM by Integrity for management services, including services applicable to Separate Account II and Separate Account Ten, in 1996 were $13,823,048, in 1997 were $19,307,552 and in 1998 were $27,158,000.



Integrity is the custodian for the shares of Portfolios owned by Separate Account II. Investors Fiduciary Trust Company is the custodian for the shares of stocks owned by Separate Account Ten. The shares are held in book-entry form. Reports and marketing materials, from time to time, may include information concerning the rating of Integrity, as determined by A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. Integrity is currently rated "A" (Excellent) by A.M. Best Company, and has received claims paying ability ratings of "A" (Good) from Standard & Poor's Corporation, "Baa1" from Moody's Investors Service, Inc., and "A+" (High) from Duff and Phelps Credit Rating Company. However, Integrity doesn't guarantee the investment performance of the portfolios, and these ratings don't reflect protection against investment risk.


Under prior management, Integrity was subject to a consent order in the State of Florida that precluded it from writing new business in Florida from May, 1992 to November, 1994. The consent order was entered into on May 6, 1992 as a result of noncompliance with certain investment restrictions under Florida law. Due to the substantial asset restructuring and capital infusions involved with Integrity's acquisition by ARM in November, 1993, Integrity was able to comply with the investment limitations of the State of Florida. A request for full relief from the consent order was granted by the Florida Department of Insurance on November 4, 1994.

TAX STATUS OF INTEGRITY

Integrity is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the CODE). Since the Separate Accounts aren't separate entities from us and their operations form a part of us, they aren't taxed separately as "regulated investment companies" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Accounts are reinvested and taken into account in determining the accumulation value. Under existing federal income tax law, the Separate Accounts' investment income, including realized net capital gains, isn't taxed to us. We can make a tax deduction if federal tax laws change to include these items in our taxable income.


PART 2 - DISTRIBUTION OF THE CONTRACTS

ARM Securities, a wholly owned subsidiary of ARM, is the principal underwriter of the contracts. ARM Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. ARM Securities' address is 515 West Market Street, Louisville, Kentucky 40202. The contracts are offered through ARM Securities on a continuous basis.


We generally pay a maximum distribution allowance of 7.5% of initial contributions, plus .50% trail commission paid on Account Value after the eighth Contract Year. The amount of distribution allowances paid was $___________ for the year ended December 31, 1998, $1,570,251 for the year ended December 31, 1997 and $617,264 for the year ended December 31, 1996 Distribution allowances weren't retained by ARM Securities during these years. Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, those types of incentives may be offered only to certain broker-dealers that sell or are expected to sell certain minimum amounts of the contracts during specified time periods.



PART 3 - INVESTMENT RESTRICTIONS AND POLICIES OF THE SELECT TEN PLUS DIVISIONS

INVESTMENT RESTRICTIONS

The investment objective of each Division is to seek total return. The Divisions' investment strategy, objective and policies are described in Part II of the prospectus under the captions "Investment Strategy" and "Investment Objective and Policies." The following are the Divisions' fundamental investment limitations, which can't be changed without shareholder approval.


Each Division:

1. May not borrow money, except that each Division may borrow up to 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments).

2. May not issue senior securities, except as permitted under the 1940 Act. May not act as an underwriter of another issuer's securities, except to the extent that the Divisions may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

3. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

4. May not make loans if, as a result, more than 33 1/3% of that Division's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.


5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this won't prohibit the Divisions from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

The following are the Divisions' non-fundamental operating policies, which may be changed by the Board of Managers of the Divisions without shareholder approval.

Each Division may not:

1. Sell securities short, unless the Division owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff.

2. Purchase securities on margin, except that each Division may obtain such short-term credits as are necessary for the clearance of transactions.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.


Except for the fundamental investment limitations listed above and the Divisions' investment objective, the other investment policies described in the prospectus and this SAI aren't fundamental and may be changed with the approval of the Divisions' Board of Managers. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Divisions' assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Divisions' assets won't be considered a violation of that restriction.


INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Divisions' investment strategy, objective, policies and techniques that are described in
Part II of the prospectus under the captions "Investment Strategy," "Investment Objective and Policies" and "Risk Factors."


LENDING OF PORTFOLIO SECURITIES. Each Division is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the investment adviser and sub-adviser determine are qualified, but only when the borrower maintains with the Divisions' custodian bank collateral, either in cash or money market instruments, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although each Division is authorized to lend, the Divisions don't presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the investment adviser and sub-adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Divisions will retain authority to terminate any loans at any time. The Divisions may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Divisions will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Divisions will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Divisions' interest.


REPURCHASE AGREEMENTS. The Divisions may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Division buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The investment adviser and sub-adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Divisions' ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the investment adviser reviews the creditworthiness of the banks and non-bank dealers with which any Division enters into repurchase agreements to evaluate those risks. The Divisions may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

PART 4 - MANAGEMENT OF SEPARATE ACCOUNT TEN


BOARD OF MANAGERS OF SEPARATE ACCOUNT TEN

The business and affairs of Separate Account Ten are managed under the direction of a Board of Managers, currently consisting of four (4) members, or Managers, according to a set of rules adopted by the Board of Managers called "Rules and Regulations of Separate Account Ten". The Board of Managers has responsibility for the investment management related operations of Separate Account Ten and matters arising under the 1940 Act. The Board of Managers doesn't have responsibility for the payment of obligations under the contracts and administration of the contracts. These matters are Integrity's responsibility. The day-to-day operations of Separate Account Ten are the responsibility of its officers. The names, addresses, and ages of the Managers and the officers of Separate Account Ten, together with information as to their principal business occupations during the past five years, are listed below.



Name, Age, and Address of Manager      Principal Occupation(s) During Past 5 Years
---------------------------------      -------------------------------------------

John R. Lindholm (50)*                 President of Integrity and Vice President-Chief Marketing Officer of National
515 West Market Street                 Integrity since November 26, 1993; Executive Vice President-Chief Marketing
Louisville, KY 40202                   Officer of ARM Financial Group, Inc. since July 27, 1993; since March 1992 Chief
                                       Marketing Officer of Analytical Risk Management L.P. From June 1990 to February
                                       1992, Chief Marketing Officer and a Managing Director of the ICH Capital
                                       Management Group, ICH Corporation, Louisville, Kentucky; prior thereto, Chief
                                       Marketing Officer and Managing Director for Capital Holding Corporation's
                                       Accumulation and Investment Group.  Director of The Legends Fund, Inc. since
                                       October, 1993. Director of the mutual funds in the State Bond Group of mutual funds from June 1995 to December 1996.

John Katz (60)                         Investment banker since January 1991; Chairman and chief Executive Officer, Sam's
10 Hemlock Road                        Restaurant Group, Inc. (a restaurant holding company), from June 1991 to August
Hartsdale, NY 10530                    1992; Executive Vice President (from January 1989 to January 1991) and Senior
                                       Vice President (from December 1985 to January 1989), Equitable Investment
                                       Corporation (an indirect wholly-owned subsidiary of The Equitable Life Assurance
                                       Society of the United States, through which it owned and managed its investment operations). Director of The Legends Fund, Inc. since November, 1992.  Director of the mutual funds in the State Bond Group of mutual funds from June 1995 to
                                       December 1996.

William B. Faulkner (71)               Director since November 1996.  President, William Faulkner & Associates (business
240 East Plato Blvd.                   and institutional adviser), since 1986; Consultant to American Hoist & Derrick
St. Paul, MN 55107                     Company (construction equipment manufacturer), from 1986 to 1989; prior thereto,
                                       Vice President and Assistant to the President, American Hoist & Derrick Company.
                                       Director of The Legends Fund, Inc. since November, 1995. Director of the mutual funds in the State Bond Group of mutual funds from June 1995 to December 1996.


                                       5

Name, Age, and Address of Manager      Principal Occupation(s) During Past 5 Years
---------------------------------      -------------------------------------------
Chris LaVictoire Mahai (44)            President, clavm, inc. (a firm that provides consulting, project management and
425 Portland Avenue                    infomediary services to organizations interested in creating and implementing
Minneapolis, MN 55488                  innovative business, community and marketplace strategies and initiatives);
                                       Poynter Fellow, the Poynter Institute for Media Studies; Board Member (Cowles
                                       Media) Star Tribune Foundation, from September, 1992 to June, 1998; Senior Vice
                                       President, Cowles Media Company/Star Tribune, from August, 1993 to June 1998;
                                       Director of The Legends Fund, Inc. since February of 1998; Director of the mutual funds in the State Bond Group of mutual funds, June 1984 to December 1996.



* Mr. Lindholm is an INTERESTED PERSON, as defined in the 1940 Act, by virtue of his position with ARM Financial Group, Inc.


THE INVESTMENT ADVISER

Integrity Capital Advisors is the investment adviser to Separate Account Ten under an investment advisory agreement. Integrity Capital Advisors is a wholly owned subsidiary of ARM and is registered as an investment adviser under the Investment Advisers Act of 1940. Its offices are located at 515 West Market Street, Louisville, Kentucky 40202.


Subject to the direction of the Board of Managers, Integrity Capital Advisors is responsible for providing all supervisory and management services reasonably necessary for the operation of Separate Account Ten other than those investment advisory services performed by the sub-adviser. These services include, but aren't limited to, (i) coordinating all matters relating to the functions of the sub-adviser, custodian, accountants, attorneys, and other parties performing services or operational functions for Separate Account Ten, (ii) providing Separate Account Ten, at Integrity Capital Advisor's expense, with the services of a adequate competent staff to perform such administrative and clerical functions as are necessary to provide effective supervision and administration of Separate Account Ten, (iii) making its officers and employees available to the Board of Managers and officers of Separate Account Ten for consultation and discussions regarding the supervision and administration of Separate Account Ten, (iv) maintaining or supervising the maintenance by the sub-adviser or third parties approved by Separate Account Ten of such books and records as may be required by applicable federal or state law, (v) preparing or supervising the preparation by third parties approved by Separate Account Ten of all federal, state and local tax returns and reports of Separate Account Ten required by applicable law, (vi) preparing, filing and arranging for the distribution of proxy materials and periodic reports to Owners as required by applicable law,
(vii) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (viii) taking such other action with respect to Separate Account Ten as may be required by applicable law, including without limitation, the rules and regulations of the SEC and other regulatory agencies, and (ix) providing Separate Account Ten, at Integrity Capital Advisor's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for its operations as contemplated in the investment advisory agreement. Other responsibilities of Integrity Capital Advisors are described in the prospectus.


Integrity Capital Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of the Division's assets and the purchase and sale of securities for the Divisions if at any time a sub-adviser isn't engaged to manage the Divisions' assets. If that should occur, Integrity Capital Advisors will be entitled to a fee that would otherwise be paid to the sub-adviser. This fee would be in addition to its usual compensation for services as investment adviser. The Divisions pay Integrity Capital Advisors a monthly fee based on an annual rate of .50% of the Division's average daily net assets. Integrity Capital Advisors will pay a portion of those fees to National Asset Management Corporation (NATIONAL ASSET) for its services under the sub-advisory agreement at an annual rate of .10% of the Division's average daily net assets up to $100 million and .05% of the Division's average daily net assets in excess of $100 million. Integrity Capital Advisers has guaranteed a minimum sub-advisory fee of $25,000 to National Asset during the Divisions' first year of operations.


Integrity Capital Advisors has agreed to reimburse the Divisions for operating expenses (excluding management fees) above an annual rate of .35% of average net assets for the Divisions. Integrity Capital Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios, but has no current intention to do so during 1999.


The following table shows the amount of advisory fees the Divisions (other than Select Ten Plus Division March, which had not yet begun operations) paid to Integrity Capital Advisors, and the amount of sub-advisory fees Integrity Capital Advisors paid to National Asset, for the period ended December 31, 1998.


----------------------------------------------------------------------------------------------------------------
                                           Amount Division Paid to Integrity   Amount Integrity Capital Advisors
                                                    Capital Advisors                Paid to National Asset
----------------------------------------------------------------------------------------------------------------

Select Ten Plus Division June                              $                                      $
----------------------------------------------------------------------------------------------------------------
Select Ten Plus Division September                         $                                      $
----------------------------------------------------------------------------------------------------------------
Select Ten Plus Division December                          $                                      $
----------------------------------------------------------------------------------------------------------------


THE SUB-ADVISER

National Asset is the sub-adviser to the Divisions and in that capacity provides investment advisory services for the Divisions including security selection. Under the supervision of the Board of Managers and Integrity Capital Advisors, National Asset will provide a continuous investment program for the Divisions and will determine the composition of its assets, including determinations about the purchase, retention and sale of securities, cash and other investments contained in the Division's portfolio. National Asset will also provide investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Division's assets. National Asset will receive a monthly fee for its services based on an annual rate of .10% of the Division's average daily net assets up to $100 million and .05% of the Division's average daily net assets in excess of $100 million. Integrity Capital Advisers has guaranteed a minimum sub-advisory fee of $25,000 to National Asset during the Divisions' first year of operations. The table above shows actual sub-advisory fee amounts paid.


PART 5 - PORTFOLIO TRANSACTIONS AND BROKERAGE

National Asset makes investment decisions for the Divisions, under the supervision of the Board of Managers of Separate Account Ten and Integrity Capital Advisors. National Asset has investment advisory clients other than the Divisions. A particular security may be bought or sold by National Asset for certain clients even though it could have been bought or sold for other clients at the same time. In the event that two or more clients simultaneously purchase or sell the same security, each day's transactions in that security are, as much as possible, allocated between the clients in a manner deemed fair and reasonable by National Asset. Although there is no specified formula for allocating these transactions, the various allocation methods used by National Asset, and the results of those allocations, are subject to the periodic review by Integrity Capital Advisors and the Board of Managers of Separate Account Ten.


National Asset places all orders for the purchase and sale of securities, options, and futures contracts for the Divisions through a substantial number of brokers and dealers. In executing transactions, National Asset will attempt to obtain the best execution for the Divisions, taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In making purchases and sales of securities on U.S. stock exchanges for the Divisions, National Asset may pay higher commission rates than the lowest available when National Asset believes there is value in doing so in the form of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and National Asset may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.


It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the advisers' clients. Consistent with this practice, National Asset may receive research services for the Divisions from many broker-dealers with which National Asset places the Divisions' portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to National Asset and its affiliates in advising its various clients (including the Divisions), although not all of these services are necessarily useful and of value in managing the Divisions. The sub-advisory fee paid by Integrity Capital Advisors to National Asset isn't reduced because National Asset and its affiliates receive such services.


Section 28(e) of the Securities Exchange Act of 1934, allows National Asset to cause the Divisions to pay a broker-dealer a disclosed commission for handling a securities transaction for the Divisions that is more than the commission that another broker-dealer would have charged for the same transaction because of the value of the "brokerage and research services" provided by the broker-dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (e.g., clearance, settlement, and custody).


National Asset may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of National Asset where, in the judgment of National Asset, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the investment adviser or sub-adviser, or, if it is also a broker-dealer, the sub-adviser, may be paid for handling portfolio transactions for an account on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker that isn't an "associated person" of the affiliated broker-dealer or sub-adviser, and if there is in effect a written contract between the sub-adviser and the account expressly permitting the affiliated broker-dealer or sub-adviser to receive payment. The sub-advisory agreement provides that National Asset may retain compensation on transactions effected for the Divisions in accordance with the terms of these rules.


SEC rules further require that commissions paid to an affiliated broker-dealer or sub-adviser by the account on exchange transactions not exceed "usual and customary brokerage commission". The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time". The Board of Managers has adopted procedures for evaluating the reasonableness of commissions paid to broker-dealers that are affiliated with National Asset and will review these procedures periodically.


PART 6 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its units in advertisements or in other information furnished to shareholders. The Janus Aspen Money Market Option may also from time to time include the Yield and Effective Yield of its units in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there is no guarantee that any historical results will continue.


TOTAL RETURNS

Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all applicable charges to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. Quotations also will assume a termination (surrender) at the end of the particular period and reflect the deductions of the contingent withdrawal charge, if applicable. Total returns may be shown at the same time that don't take into account deduction of the contingent withdrawal charge, and/or the annual administrative charge.


Nonstandardized "total return" will be calculated in a similar manner and for the same time periods as the average annual total return and for three years except total return will assume an initial investment of $60,000 and won't reflect the deduction of any applicable contingent withdrawal charge, which, if reflected, would decrease the level of performance shown. The contingent withdrawal charge isn't reflected because the contracts are designed for long term investment. We use an assumed initial investment of $60,000 because that figure more closely approximates the size of a typical contract than does the $1,000 figure used in calculating the standardized average annual total return quotations. The amount of the hypothetical initial investment assumed affects performance because the annual administrative charge is a fixed per contract charge. For purposes of determining these investment results, the actual investment performance of each fund is reflected as of the date each fund commenced operations, although the Contracts weren't available at that time.


An AVERAGE ANNUAL TOTAL RETURN shows the hypothetical yearly return that would produce the same cumulative total return if the Investment Option experienced exactly the same return each year for the entire period shown. Because the performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won't mirror the actual performance, even though the end result will be the same. Investors should realize that the Option's performance isn't constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period illustrated. Average annual returns are calculated pursuant to the following formula:
P(1+T) to the power of n = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.


CUMULATIVE TOTAL RETURNS are UNAVERAGED and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.


YIELDS

Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses or the imposition of any contingent withdrawal charge. Yields are annualized and stated as a percentage.

CURRENT YIELD and EFFECTIVE YIELD are calculated for the Janus Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the BASE PERIOD), and stated as a percentage of the investment at the start of the base period (the BASE PERIOD RETURN). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

                                                       365/7
           Effective Yield = {(Base Period Return) + 1)     } - 1

                                                                                SEC Standardized      All figures are unaudited.
                                                                            Average Annual Return (1)
      FOR THE PERIOD ENDING:  12/31/98            ACCOUNT    ---------------------------------------------------------------
VARIABLE OPTIONS                                  INCEPTION                                                    LIFE OF
                                                  DATE (2)             1 YEAR    5 YEAR       10 YEAR          ACCOUNT
BT Insurance Funds Trust - EAFE Equity Index      10/22/97             12.97%      n/a          n/a              5.01%
BT Insurance Funds Trust - Equity 500 Index       10/1/97              19.98       n/a          n/a             17.23
BT Insurance Funds Trust - Small Cap Index        10/7/97             -10.50       n/a          n/a            -13.13
Fidelity's VIP Equity-Income                      10/2/97               3.12       n/a          n/a              3.04
Fidelity's VIP II Contrafund                      10/2/97              21.23       n/a          n/a             14.00
Fidelity's VIP III Growth & Income                10/2/97              20.84       n/a          n/a             18.82
Fidelity's VIP III Growth Opportunities           10/2/97              15.93       n/a          n/a             15.13
Harris Bretall Sullivan & Smith Equity Growth     12/7/92              26.83      21.40         n/a             17.23
Janus Aspen Series Balanced                       10/9/97              25.47       n/a          n/a             19.84
Janus Aspen Series Capital Appreciation           10/10/97             48.98       n/a          n/a             32.18
Janus Aspen Series Worldwide Growth               10/2/97              20.18       n/a          n/a             10.65
JP Morgan Bond                                    10/2/97               -.45       n/a          n/a              1.23
JP Morgan International Opportunities             10/2/97              -3.68       n/a          n/a             -9.03
Morgan Stanley Asian Equity                       10/22/97            -14.71       n/a          n/a            -24.94
Morgan Stanley Emerging Markets Debt              10/3/97             -36.33       n/a          n/a            -35.31
Morgan Stanley High Yield                         10/16/97             -3.61       n/a          n/a             -2.07
Morgan Stanley U.S. Real Estate                   10/16/97            -19.06       n/a          n/a            -14.93
Scudder Kemper Value                              12/21/92              9.79      20.74         n/a             18.07
Zweig Asset Allocation                            12/14/92            -10.39       8.91         n/a              9.70
Zweig Equity (Small Cap)                          1/4/93               -8.94      10.29         n/a              9.80
Select Ten Plus June                              6/30/98               n/a        n/a          n/a               .72
Select Ten Plus September                         9/30/98               n/a        n/a          n/a              2.73
Select Ten Plus December                          12/31/98              n/a        n/a          n/a           -107.87


(1) Standard average annual return reflects past fund performance based on a $10,000 hypothetical investment over the period indicted. The performance figures reflect the deduction of mortality and expense and administrative charges totaling 1.35%. They also reflect any withdrawal charges that would apply if any owner terminated the policy at the end of the period, but exclude deductions for applicable premium tax charges. Surrender charges are 8% in year one, declining 1% annually in years one through seven, 0% thereafter.
(2) Inception date of the variable account option represents first trade date. Returns for accounts in operation for less than one year aren't annualized.


FOR THE PERIOD ENDING: 12/31/98
                                                                               ALL FIGURES ARE UNAUDITED.
RETURNS WITHOUT SURRENDER CHARGES (1)

                                                                       CUMULATIVE TOTAL RETURN
                                                                       -----------------------
                                                             FUND
                                                           INCEPTION                             LIFE OF
VARIABLE OPTIONS                                           DATE (3)   3 YEAR   5 YEAR   10 YEAR   FUND
  BT Insurance Funds Trust - EAFE Equity Index              6/21/96     n/a      n/a      n/a      21.58%
   BT Insurance Funds Trust - Equity 500 Index             12/31/92    93.72   148.10     n/a     159.40
    BT Insurance Funds Trust - Small Cap Index              8/13/96     n/a      n/a      n/a      32.51
                  Fidelity's VIP Equity-Income              10/9/86    56.89   120.85   272.77    339.65
                  Fidelity's VIP II Contrafund              1/3/95     87.77     n/a      n/a     158.87
            Fidelity's VIP III Growth & Income             12/31/96     n/a      n/a      n/a      64.07
       Fidelity's VIP III Growth Opportunities              1/3/95     83.87     n/a      n/a     140.42
 Harris Bretall Sullivan & Smith Equity Growth              12/7/92    99.97   166.68     n/a     164.19
                   Janus Aspen Series Balanced              9/13/93    82.88   123.99     n/a     139.14
       Janus Aspen Series Capital Appreciation              5/1/97      n/a      n/a      n/a      95.69
           Janus Aspen Series Worldwide Growth              9/13/93    95.08   145.54     n/a     191.26
                                JP Morgan Bond              1/3/95     15.13     n/a      n/a      30.51
         JP Morgan International Opportunities              1/3/95     19.95     n/a      n/a      28.54
                   Morgan Stanley Asian Equity             12/31/91   -46.75   -53.58     n/a      17.03
          Morgan Stanley Emerging Markets Debt              2/1/94     21.57     n/a      n/a      16.38
                     Morgan Stanley High Yield              8/31/92    30.08    48.68     n/a      76.70
               Morgan Stanley U.S. Real Estate              1/31/95    48.62     n/a      n/a      77.71
                          Scudder Kemper Value             12/21/92    84.56   159.64     n/a     174.15
                        Zweig Asset Allocation             12/14/92    31.70    56.24     n/a      77.02
                      Zweig Equity (Small Cap)              1/4/93     41.45    66.16     n/a      78.00
               Select Ten Plus Division - June              6/30/98     n/a      n/a      n/a       4.30
          Select Ten Plus Division - September              9/30/98     n/a      n/a      n/a       2.60
          Select Ten Plus Division  - December             12/31/98     n/a      n/a      n/a      -1.80


FOR THE PERIOD ENDING: 12/31/98
                                                                               ALL FIGURES ARE UNAUDITED.
RETURNS WITHOUT SURRENDER CHARGES (1)

                                                                        AVERAGE ANNUAL RETURN
                                                                        ---------------------
                                                                                                 LIFE OF
VARIABLE OPTIONS                                           1 YEAR     3 YEAR   5 YEAR   10 YEAR    FUND
 BT Insurance Funds Trust - EAFE Equity Index               19.97%      n/a      n/a      n/a       8.04%
  BT Insurance Funds Trust - Equity 500 Index               26.98      24.66    19.93     n/a      17.22
   BT Insurance Funds Trust - Small Cap Index               -3.50       n/a      n/a      n/a      12.54
                 Fidelity's VIP Equity-Income               10.12      16.20    17.17    14.06     12.87
                 Fidelity's VIP II Contrafund               28.23      23.37     n/a      n/a      26.91
           Fidelity's VIP III Growth & Income               27.84       n/a      n/a      n/a      28.11
      Fidelity's VIP III Growth Opportunities               22.93      22.51     n/a      n/a      24.58
Harris Bretall Sullivan & Smith Equity Growth               33.83      25.99    21.67     n/a      17.37
                  Janus Aspen Series Balanced               32.47      22.29    17.50     n/a      17.89
      Janus Aspen Series Capital Appreciation               55.98       n/a      n/a      n/a      49.58
          Janus Aspen Series Worldwide Growth               27.18      24.95    19.68     n/a      22.36
                               JP Morgan Bond                6.55       4.81     n/a      n/a       6.90
        JP Morgan International Opportunities                3.32       6.25     n/a      n/a       6.49
                  Morgan Stanley Asian Equity               -7.71     -18.95   -14.23     n/a       2.27
         Morgan Stanley Emerging Markets Debt              -29.33       6.73     n/a      n/a       3.14
                    Morgan Stanley High Yield                3.39       9.16     8.26     n/a       9.41
              Morgan Stanley U.S. Real Estate              -12.06      14.12     n/a      n/a      16.11
                         Scudder Kemper Value               16.79      22.66    21.02     n/a      18.22
                       Zweig Asset Allocation               -3.39       9.61     9.33     n/a       9.91
                     Zweig Equity (Small Cap)               -1.94      12.25    10.69     n/a      10.11
              Select Ten Plus Division - June                n/a        n/a      n/a      n/a       n/a
         Select Ten Plus Division - September                n/a        n/a      n/a      n/a       n/a
         Select Ten Plus Division  - December                n/a        n/a      n/a      n/a       n/a


FOR THE PERIOD ENDING: 12/31/98
                                                                               ALL FIGURES ARE UNAUDITED.

RETURNS WITHOUT SURRENDER CHARGES (1)
                                                                          CALENDAR YEAR RETURN(2)

VARIABLE OPTIONS                                            1993       1994     1995     1996      1997      1998
  BT Insurance Funds Trust - EAFE Equity Index               n/a        n/a      n/a      0.94%     0.40%    19.97%
   BT Insurance Funds Trust - Equity 500 Index               4.55      -3.08    32.15    20.35     26.76     26.98
    BT Insurance Funds Trust - Small Cap Index               n/a        n/a      n/a     10.76     23.98     -3.50
                  Fidelity's VIP Equity-Income              16.70       5.01    34.05    12.73     26.38     10.12
                  Fidelity's VIP II Contrafund               n/a        n/a     37.86    19.57     22.47     28.23
            Fidelity's VIP III Growth & Income               n/a        n/a      n/a      n/a      28.34     27.84
       Fidelity's VIP III Growth Opportunities               n/a        n/a     30.76    16.67     28.20     22.93
 Harris Bretall Sullivan & Smith Equity Growth              -1.38       2.64    29.93    12.42     32.92     33.83
                   Janus Aspen Series Balanced               6.77       -.51    23.11    14.60     20.45     32.47
       Janus Aspen Series Capital Appreciation               n/a        n/a      n/a      n/a      25.46     55.98
           Janus Aspen Series Worldwide Growth              18.62        .17    25.66    27.28     20.51     27.18
                                JP Morgan Bond               n/a        n/a     13.36      .54      7.47      6.55
         JP Morgan International Opportunities               n/a        n/a      7.16    11.62      4.01      3.32
                   Morgan Stanley Asian Equity             102.53     -17.14     5.21     1.88    -43.37     -7.71
          Morgan Stanley Emerging Markets Debt               n/a      -23.87    25.75    48.64     15.74    -29.33
                     Morgan Stanley High Yield              18.31      -5.76    21.29    13.10     11.24      3.39
               Morgan Stanley U.S. Real Estate               n/a        n/a     19.58    37.53     22.89    -12.06
                          Scudder Kemper Value               4.86      -2.07    43.65    22.78     28.71     16.79
                        Zweig Asset Allocation              13.32       -.92    19.75    13.32     20.30     -3.39
                      Zweig Equity (Small Cap)               7.38      -1.97    19.54    16.87     23.42     -1.94
               Select Ten Plus Division - June               n/a        n/a      n/a      n/a       n/a       4.30
          Select Ten Plus Division - September               n/a        n/a      n/a      n/a       n/a       2.60
          Select Ten Plus Division  - December               n/a        n/a      n/a      n/a       n/a      -1.80

(1) Non-standard returns reflect all historical investment results, less mortality and expense and administrative charges totaling 1.35%. The calculation assumes the policy is still in force and therefore doesn't take withdrawal charges into consideration.
(2)  Italicized returns are calculated from the inception date through year-end.
(3) Represents the inception date of the underlying funds. Performance data for periods prior to the actual inception of the variable account options is hypothetical and based on the performance of the underlying funds. This performance data has been adjusted to include all insurance company contract charges and management fees of the underlying funds.

PERFORMANCE COMPARISONS


Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. (LIPPER) or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally don't reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.



Each Option may, from time to time, also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGE'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE AND USA TODAY.



The performance figures described above may also be used to compare the performance of an Option's units against certain widely recognized standards or indices for stock and bond market performance. Following are representative indices against which the Options may compare performance:



The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the total market value of 500 stocks compared to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE


The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues aren't included in the Lehman Government Index.


The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and 9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.


The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.


The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.


The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.


The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.


The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.


The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.


Historical data supplied by the research departments of various broker dealers, analysts or pricing services, including but not limited to First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch and Bloomberg L.P.

In reports or other communications to shareholders, the Funds may also describe general economic and market conditions affecting the Portfolios and may compare the performance of the Portfolios with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this SAI, or (4) data developed by Integrity or any of the sub-advisers derived from such indices or averages.


For those Variable Account Options which haven't been investment divisions within the Separate Accounts for one of the quoted periods, the standardized average annual total return and nonstandardized total return quotations will show the investment performance those Options would have achieved (reduced by the applicable charges) if they had been investment divisions within the Separate Accounts for the period quoted.


INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS


Integrity may, from time to time, use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. These illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We can republish figures independently provided by Morningstar or any similar agency or service.


PART 7 - DETERMINATION OF ACCUMULATION UNIT VALUES

The accumulation unit value of an Option will be determined on each day the New York Stock Exchange is open for trading. The accumulation units are valued as of the close of business on the New York Stock Exchange, which currently is 4:00 p.m., Eastern time. Each Option's accumulation unit value is calculated separately. For all Options other than the Janus Money Market Option, the accumulation unit value is computed by dividing the value of the securities held by the Option plus any cash or other assets, less its liabilities, by the number of outstanding units. For the Janus Money Market Option, accumulation unit value is computed by dividing the value of the investments and other assets minus liabilities by the number of units outstanding. Securities are valued using the amortized cost method of valuation, which approximates market value. Under this method of valuation, the difference between the acquisition cost and value at maturity is amortized by assuming a constant
(straight-line) accretion of a discount or amortization of a premium to maturity. Cash, receivables and current payables are generally carried at their face value.

PART 8 - TAX-FAVORED RETIREMENT PROGRAMS


The contracts described in this Prospectus may be used in connection with certain tax-favored retirement programs, for groups and for individuals. Following are brief descriptions of various types of qualified plans in connection with which Integrity may issue a contract. Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.


TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES


Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who hasn't reached age 70-1/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are limited on the amount that may be contributed, the persons who may be eligible, and the time when distributions may begin. An individual may also roll over amounts distributed from another Traditional IRA or another tax-favored retirement program to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract that apply to Traditional IRAs. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she doesn't consent within 30 days from the date we mail the amendment.


ROTH INDIVIDUAL RETIREMENT ANNUITIES

Section 408A of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are limited on the amount that may be contributed, the persons who are eligible to contribute, and the time when tax-favored distributions may begin. An individual may also roll over amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract that apply to Roth IRAs. Any amendment made to comply with provisions of the Code and related regulations may be made without your consent. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she doesn't consent within 30 days from the date we mail the amendment.

SIMPLIFIED EMPLOYEE PENSIONS

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAS) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

SIMPLE INDIVIDUAL RETIREMENT ANNUITIES

Currently, we don't issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.

TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of tax-sheltered annuities
(TSA) by employees of public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract isn't intended to accept other than employee contributions. Such contributions aren't counted as part of the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). The Code also sets forth additional restrictions governing such items as transferability, distributions and withdrawals. An employee under this type of plan should consult a tax adviser as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms that apply to a TSA.

CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING
PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals to also establish tax-favored retirement plans for themselves and their employees. Tax-favored retirement plans may permit the purchase of the contract to provide benefits under the plans. Employers intending to use the contract in connection with tax-favored plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity doesn't administer these types of plans.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as Owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g) provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. Loans to employees may be permitted under such plans; however, a Section 457 plan isn't required to allow loans. Contributions to a contract in connection with an eligible government plan are limited. Those who intend to use the contracts in connection with such plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity doesn't administer such plans.


DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMs

Distributions from tax-favored plans are subject to certain restrictions. Participants in qualified plans, with the exception of five-percent owners and Traditional IRA holders, must begin receiving distributions by April 1 of the calendar year following the later of either (i) the year in which the employee reaches age 70-1/2, or (ii) the calendar year in which the employee retires. Additional distribution rules apply after the participant's death. If you don't take mandatory distributions you may owe a 50% penalty tax on any difference between the required distribution amount and the amount distributed.

The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution of minimum amounts from Roth IRAs when the Owner reaches age 70-1/2.

Distributions from a tax-favored plan (not including a Traditional IRA or a Roth IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the payee directs the transfer of the amounts in cash to another plan or Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the payee doesn't elect to have withholding apply.

We aren't permitted to make distributions from a contract unless you make a request. It's your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules.

This description of the federal income tax consequences of the different types of tax-favored retirement plans that can be funded by the contract is only a brief summary and isn't intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adopting a plan and buying a contract to fund the plan should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

PART 9 - FINANCIAL STATEMENTS

Ernst & Young LLP, Suite 2100, 400 West Market Street, Louisville, Kentucky 40202, is our independent auditor and serves as independent auditor of the Separate Accounts. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.


The financial statements of Separate Account II and Separate Account Ten as of December 31, 1998, and for the periods indicated in the financial statements, and the statutory-basis financial statements of Integrity as of and for the years ended December 31, 1998 and 1997 included herein have been audited by Ernst & Young LLP as set forth in their reports.


The financial statements of Integrity should be distinguished from the financial statements of the Separate Accounts and should be considered only as they relate to the ability of Integrity to meet its obligations under the contracts. They shouldn't be considered as relating to the investment performance of the assets held in the Separate Accounts.

                                       PART C


                                 OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


(a)  FINANCIAL STATEMENTS INCLUDED IN PART A:

     Part 1 - Financial Information*

     FINANCIAL STATEMENTS INCLUDED IN PART B:

     SEPARATE ACCOUNT II:

     Report of Independent Auditors*
     Statement of Assets and Liabilities as of December 31, 1998*
     Statement of Operations for the Year Ended December 31, 1998*
     Statements of Changes in Net Assets for the Years Ended December 31, 1998 and 1997*
     Notes to Financial Statements*

     SEPARATE ACCOUNT TEN:

     Report of Independent Auditors*
     Statement of Assets and Liabilities as of December 31, 1998*
     Statement of Operations for the Year Ended December 31, 1998* Notes to Financial Statements*

     INTEGRITY LIFE INSURANCE COMPANY:

     Report of Independent Auditors*
     Balance Sheets (Statutory Basis) as of December 31, 1998 and 1997* Statements of Income (Statutory Basis) for the Years Ended
          December 31, 1998 and 1997*
     Statements of Changes in Capital and Surplus (Statutory Basis) for the Years Ended
          December 31, 1998 and 1997*
     Statements of Cash Flows (Statutory Basis) for the Years Ended
          December 31, 1998 and 1997*
     Notes to Financial Statements (Statutory Basis)*

     * To be filed by amendment

(b)  EXHIBITS:

     The following exhibits are filed herewith:

     1. Resolutions of the Board of Directors of Integrity Life Insurance Company (INTEGRITY) and Certification of the Chief Executive Officer authorizing the establishment of Separate Account II, the Registrant. Incorporated by reference to Registrant's Form N-4 registration statement filed on August 24, 1992.

     2.        Not applicable.

     3.(a) Form of Selling/General Agent Agreement between Integrity and Painewebber Incorporated, incorporated by reference to Registrant's Pre-Effective Amendment No. 1 registration statement on Form N-4 filed on November 9, 1992.

     3.(b) Form of Variable Contract Principal Underwriter Agreement with ARM Securities Corporation. Incorporated by reference to Registrant's Form N-4 registration statement (File No. 33-51268) on May 1, 1996.

     4.(a) Form of trust agreement. Incorporated by reference to Registrant's Form N-4 registration statement filed on August 24, 1992.

     4.(b) Form of group variable annuity contract. Incorporated by reference to pre-effective amendment no. 1 to Registrant's Form N-4 registration statement filed on November 9, 1992.

     4.(c) Form of variable annuity certificate. Incorporated by reference to Registrant's N-4 registration statement filed on August 24, 1992.

     4.(d) Form of individual variable annuity contract. Incorporated by reference to pre-effective amendment no. 1 to Registrant's Form N-4 registration statement (File No. 33-51270), filed on November 9, 1992.

     4.(e) Forms of riders to certificate for qualified plans. Incorporated by reference to pre-effective amendment no. 1 to Registrant's Form N-4 registration statement filed on November 9, 1992.

     4.(f) Form of rider for use in certain states eliminating the Guarantee Period Options. Incorporated by reference to Form N-4 registration statement (File No. 33-56654).

     4.(g) Alternate form of variable annuity contract for use in certain states. Incorporated by reference to Registrant's Form N-4 registration statement (File No. 33-51268) on May 1, 1996.

     5. Form of application. Incorporated by reference to post-effective amendment no. 1 to Form S-1 registration statement (File No. 33-51270).

     6.(a) Certificate of Incorporation of Integrity. Incorporated by reference to post-effective amendment no. 4 to Registrant's Form N-4 registration statement (File No. 51268), filed on April 28, 1995.

     6.(b) By-Laws of Integrity. Incorporated by reference to post-effective amendment no. 4 to Registrant's Form N-4 registration statement (File No. 33-51268), filed on April 28, 1995.

     7.(a) Reinsurance Agreement between Integrity and Connecticut General Life Insurance Company (CIGNA). Incorporated by reference to post-effective amendment no. 4 to Registrant's Form N-4 registration statement (File No. 33-51268), filed on April 28, 1995.

     7.(b) Reinsurance Agreement between Integrity and Connecticut General Life Insurance Company (CIGNA) effective January 1, 1995. Incorporated by reference to Registrant's Form N-4 registration statement (File No. 33-51268) on May 1, 1996.

     8. Form of Participation Agreement among Integrity Series Fund, Inc., Integrity Financial Services, Inc. and Integrity, incorporated by reference to Registrant's registration statement on Form N-4 (File No. 33-51268) filed August 24, 1992.

     9. Opinion and Consent of Kevin L. Howard, incorporated by reference to Registrant's registration statement on Form N-4 (File No. 33-51268) filed October 22, 1997.

     10.       Consents of Ernst & Young LLP. (To be filed by amendment.)

     11.       Not applicable.

     12.       Not applicable.

     13. Schedule for computation of performance quotations. Incorporated by reference to Registrant's Form N-4 registration statement (File No. 33-51268) on May 1, 1996.

     14.       Not applicable.


ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

          Set forth below is information regarding the directors and principal officers of Integrity, the Depositor:

Directors:
----------

Name and Principal Business Address     Position and Offices with Depositor
-----------------------------------     -----------------------------------
Mark A. Adkins                          Director and Operations Control Officer
Integrity Life Insurance Company
200 East Wilson Bridge Road
Worthington, OH  43085

John R. Lindholm                        Director and President
Integrity Life Insurance Company
515 West Market Street
Louisville, KY  40202

Susan M. McEntire                       Director
Integrity Life Insurance Company
200 East Wilson Bridge Road
Worthington, OH 43085

John R. McGeeney                        Director
Integrity Life Insurance Company
515 West Market Street
Louisville, KY  40202

William H. Guth                         Director and Product Administration Officer
Integrity Life Insurance Company
515 West Market Street
Louisville, KY  40202

Martin H. Ruby                          Director, Chairman of the Board and
Integrity Life Insurance Company        Chief
515 West Market Street                  Executive Officer
Louisville, KY  40202

Paul E. Williams                        Director
Integrity Life Insurance Company
200 East Wilson Bridge Road
Worthington, OH 43085

Selected Officers:  (The business address for each of the principal officers
-----------------   listed below is 515 West Market Street, Louisville, Kentucky
                    40202.)

Name and Principal Business Address     Position and Offices with Depositor
-----------------------------------     -----------------------------------
Martin H. Ruby                          Chairman of the Board, Chief Executive
                                        Officer

John R. Lindholm                        President


                                          3

John R. McGeeney                        Executive Vice President and General
                                        Counsel

Dennis L. Carr                          Executive Vice President and Chief
                                        Actuary

David E. Ferguson                       Executive Vice President and Chief
                                        Technology Officer

William H. Panning                      Executive Vice President and Chief
                                        Investment Officer

Edward L. Zeman                         Executive Vice President and Chief
                                        Financial Officer

Michael A. Cochran                      Tax Officer

Peter S. Resnik                         Treasurer

Barry G. Ward                           Controller

Patricia L. Tackett                     Secretary


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH INTEGRITY OR REGISTRANT

     Integrity, the depositor of Separate Account II, is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation which is a holding company engaged in no active business. Integrity owns 100% of stock of National Integrity Life Insurance Company, a New York stock life insurance corporation. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc., (ARM) a Delaware corporation which is a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM SECURITIES), a Minnesota corporation, registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) Integrity Capital Advisors, Inc., a New York corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency.

     In June 1997, ARM Financial completed an initial public offering (the "IPO") of 9.2 million shares of common stock, of which 5.75 million shares were sold by ARM Financial and 3.45 million shares were sold by investment funds sponsored by Morgan Stanley, Dean Witter, Discover & Co. (the "MSDW Funds"). Following the IPO, the MSDW Funds owned in the aggregate approximately 53% of the outstanding shares of common stock of ARM Financial. On May 8, 1998, the MSDW Funds sold their entire remaining interest in ARM Financial pursuant to a secondary public offering of shares of common stock. As a result, ARM Financial is 100% publicly owned.


ITEM 27.  NUMBER OF CONTRACT OWNERS

          As of December 31, 1998 there were 5,212 contract owners of Separate Account II of Integrity.


ITEM 28.  INDEMNIFICATION

BY-LAWS OF INTEGRITY.  Integrity's By-Laws provide, in Article V, as follows:

          Section 5.1 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND INCORPORATORS. To the extent permitted by the laws of the State of Ohio, subject to all applicable requirements thereof:

          (a) The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, judgements, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

          (b) The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect to any of the following:

                  (1) Any claim, issue, or matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless, and only to the extent the court of common pleas or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

                  (2) Any action of suit in which the only liability asserted against a Director is pursuant to Section 1701.95 of the Ohio Revised Code.

          (c) To the extent that a Director, trustee, officer, employee, or agent has been successful in the merits or otherwise in defense of any action, suit, or proceeding referred to in division (a) and (b) of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the action, suit, or proceeding.

          (d) Any indemnification under divisions (a) and (b) of this Article, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon the determination that indemnification of the Director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (a) and (b) of this Article. Such determination shall be made as follows:

                  (1) By a majority vote of a quorum consisting of Directors of the Corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

                  (2)  If the quorum described in division (d)(1) of this
                  Article is not obtainable or if a majority vote of a quorum of disinterested Directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the Corporation or any person to be indemnified within the past five years;

                  (3)  By the Shareholders; or

                  (4) By the court of common pleas or the court in which such action, suit or proceeding was brought.

          Any determination made by the disinterested Directors under Article
          (d)(1) or by independent legal counsel under Article (d)(2) shall be promptly communicated to the person who threatened or brought the action or suit by in the right of the Corporation under (b) of this Article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

          (e)  (1)     Expenses, including attorney's fees, incurred by a
          Director in defending the action, suit, or proceeding shall be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the Director in which he agrees to do both of the following:

                  (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Corporation or undertaken with reckless disregard for the best interests of the Corporation;
                  (ii) Reasonably cooperate with the Corporation concerning the action, suit or proceeding.

               (2) Expenses, including attorney's fees, incurred by a Director, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (a) and (b) of this Article, may be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the Directors in the specific case upon receipt of an undertaking by or on behalf of the Director, officer, employee, or agent to repay such amount, if it ultimately is determined that he is not entitled to be indemnified by the Corporation.

          (f) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the Articles or the Regulations for any agreement, vote of Shareholders or disinterested Directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

          (g) The Corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self insurance, on behalf of or for any person who is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the Corporation has a financial interest.

BY-LAWS OF ARM SECURITIES. ARM Securities' By-Laws provide, in Sections 4.01 and 4.02, as follows:

     SECTION 4.01 INDEMNIFICATION. The Corporation shall indemnify its officers and directors for such expenses and liabilities, in such manner, under such circumstances, and to such extent, as required or permitted by Minnesota Statutes, Section 302A.521, as amended from time to time, or as required or permitted by other provisions of law.

     SECTION 4.02 INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person in such person's official capacity against any liability asserted against and incurred by such person in or arising from that capacity, whether or not the Corporation would otherwise be required to indemnify the person against the liability.

INSURANCE. The directors and officers of Integrity and ARM Securities are insured under a policy issued by National Union. The total annual limit on such policy is $10 million, and the policy insures the officers and directors against certain liabilities arising out of their conduct in such capacities.

AGREEMENTS. Integrity and ARM Securities, including each director, officer and controlling person of Integrity and ARM

Securities, are entitled to indemnification against certain liabilities as described in Sections 5.2, 5.3 and 5.5 of the Selling/General Agent Agreement and Section 9 of the Form of Variable Contract Principal Underwriter Agreement incorporated as Exhibit 3 to this Registration Statement. Those sections are incorporated by reference into this response. In addition, Integrity and ARM Securities, including each director, officer and controlling person of Integrity and ARM Securities, are entitled to indemnification against certain liabilities as described in Article VIII of the Participation Agreement incorporated as Exhibits 8(a), 8(b) and 8(c) to this Registration Statement. That article is incorporated by reference into this response. Certain officers and directors of Integrity are officers and directors of ARM Securities (see Item 25 and Item 29 of this Part C).

UNDERTAKING. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) ARM Securities is the principal underwriter for Separate Account II. ARM Securities also serves as an underwriter for Separate Account I of Integrity, Separate Accounts I and II of National Integrity Life Insurance Company, and The Legends Fund, Inc. Integrity is the Depositor of Separate Accounts II, I, Ten and VUL.

     (b) The names and business addresses of the officers and directors of, and their positions with, ARM Securities are as follows:

Name and Principal Business Address     Position and Offices with Arm Securities
-----------------------------------     ----------------------------------------
Edward J. Haines                        Director and President
515 West Market Street
Louisville, Kentucky  40202

John R. McGeeney                        Director, Secretary, General Counsel and
515 West Market Street                  Compliance Officer
Louisville, Kentucky  40202

Peter S. Resnik                         Treasurer
515 West Market Street
Louisville, Kentucky  40202

Dale C. Bauman                          Vice President
100 North Minnesota Street
New Ulm, Minnesota  56073

Robert Bryant                           Vice President
1550 East Shaw #120
Fresno, California 93710

Ronald Geiger                           Vice President
100 North Minnesota Street
New Ulm, Minnesota  56073


                                          7

Barry G. Ward                           Controller
515 West Market Street
Louisville, Kentucky  40202

Michael A. Cochran                      Tax Officer
515 West Market Street
Louisville, Kentucky  40202

William H. Guth                         Operations Officer
515 West Market Street
Louisville, Kentucky  40202

David L. Anders                         Marketing Officer
515 West Market Street
Louisville, Kentucky  40202

     (c)  Not applicable.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Integrity at 515 West Market Street, Louisville, Kentucky 40202.


ITEM 31.  MANAGEMENT SERVICES

The contract under which management-related services are provided to Integrity is discussed under Part 1 of Part B.


ITEM 32.  UNDERTAKINGS

The Registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Integrity represents that the aggregate charges under variable annuity contracts described in this Registration Statement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Integrity.

                                      SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor have duly caused this amendment to the Registration Statement to be signed on their behalf, in the City of Louisville and State of Kentucky on this 23rd day of March, 1999.


                                SEPARATE ACCOUNT II OF
                           INTEGRITY LIFE INSURANCE COMPANY
                                     (Registrant)


                        By:  Integrity Life Insurance Company
                                     (Depositor)



                        By:   /s/ John R. Lindholm
                        ---------------------------------------
                                   John R. Lindholm
                                      President


                           INTEGRITY LIFE INSURANCE COMPANY
                                     (Depositor)



                        By:   /s/ John R. Lindholm
                         ---------------------------------------
                                   John R. Lindholm
                                      President

                                      SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City of Louisville and State of Kentucky on this 23rd day of March, 1999.


                           INTEGRITY LIFE INSURANCE COMPANY
                                     (Depositor)


                        By:   /s/ John R. Lindholm
                        ---------------------------------------
                                  John R. Lindholm         President


As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.


PRINCIPAL EXECUTIVE OFFICER:        /s/ John R. Lindholm
                                   --------------------------------
                                   John R. Lindholm, President
                                   Date:  03/23/99


PRINCIPAL FINANCIAL OFFICER:        /s/ Edward L. Zeman
                                   --------------------------------
                                   Edward L. Zeman, Executive Vice President-
                                   Chief Financial Officer
                                   Date: 03/23/99


PRINCIPAL ACCOUNTING OFFICER:       /s/ Barry G. Ward
                                   --------------------------------
                                   Barry G. Ward, Controller
                                   Date: 03/23/99


DIRECTORS:

 /s/ Mark A. Adkins                 /s/  Susan M. McEntire
--------------------------         --------------------------------
Mark A. Adkins                     Susan M. McEntire
Date: 03/23/99                     Date: 03/23/99


   /s/ Paul E. Williams             /s/ Martin H. Ruby
--------------------------         --------------------------------
Paul E. Williams                   Martin H. Ruby
Date: 03/23/99                     Date: 03/23/99


   /s/ John R. Lindholm
--------------------------
John R. Lindholm
Date: 03/23/99


   /s/ John McGeeney
--------------------------
John R. McGeeney
Date: 03/23/99


   /s/ William H. Guth
--------------------------
William H. Guth
Date: 03/23/99